Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended June 30, 2016

Investor Contact

Helen M. Wilson

Phone: (441) 299-9283

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the closing reports on Form 8-K/A filed on March 24, 2016.

Segment Reporting and Combined Legacy ACE and Legacy Chubb Results (“As If”) Disclosures

Since the completion of its acquisition of The Chubb Corporation (referred to as Legacy Chubb) on January 14, 2016, Chubb Limited (formerly ACE Limited and referred to as Legacy ACE) began reporting its financial results within the following business segments: North America Commercial P&C Insurance, North America Personal P&C Insurance, North America Agricultural Insurance, Overseas General Insurance, Global Reinsurance, and Life Insurance. Corporate includes all run-off asbestos and environmental (A&E) exposures, the results of its Brandywine business, the results of its Westchester Specialty operations for 1996 and prior years, certain other run-off exposures and Legacy Chubb A&E and mass tort exposures. Revenue and expenses managed at the corporate level and Chubb integration expenses, which are incurred by the overall company, are included in Corporate. These integration costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income. During the second quarter of 2016, the company further defined its segment measure to include Other operating income and expense items such as its share of the operating income (loss) related to partially-owned entities and certain federal excise and capital taxes incurred as a result of capital management initiatives. This updated definition better aligns with how the business is managed as we continue to refine the process. As the company progresses through the integration, it may continue to further refine its segments and segment income measures.

“As If” company measures presented throughout this document are prepared exclusive of the impact of the unearned premium reserves intangible amortization and the elimination of the historical policy acquisition costs, as a result of purchase accounting, in order to present the underlying profitability of our insurance business. We believe this measure provides visibility into our results and allows for comparability to our historical results and is consistent with how management evaluates results. We have discussed our results on an “As If” basis for both the current and prior year periods, which are defined as follows:

2016 “As If” results: The 2016 and 2015 As If underwriting results do not include any impact from purchase accounting adjustments. The first quarter and year to date combined company results are inclusive of the results of Legacy Chubb for the first 14 days of January 2016 when the acquisition had not yet been completed.

2015 “As If” results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Note: In the first quarter of 2016 earnings release on May 4, 2016, the company previously labeled “As If” Results as “Pro Forma” Results. In order to emphasize that these combined company results exclude the impact of purchase accounting and are therefore not calculated in accordance with SEC guidance under Article 11, the company has renamed the combined Legacy ACE and Legacy Chubb results from “Pro Forma” to “As If”. The calculation of these results as defined above remains the same as the prior quarter.

“As If” company results presented throughout this document are unaudited and are provided for informational purposes only. A reconciliation of “As If” company results as defined above to pro forma results in accordance with SEC guidance under Article 11, is provided in the Reconciliation of non-GAAP section starting on page 40.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance including exposures, reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable, credit developments among reinsurers and activities and expenses related to post-acquisition integration of Legacy ACE and Legacy Chubb.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

As If Results Definition

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1-2

II.	Consolidated Results
	- Consolidated Statement of Operations	3
	- P&C Results- Consecutive Quarters	4-5
	- Catastrophe Losses	6
	- Summary Consolidated Balance Sheets	7
	- Line of Business	8
	- Consolidated Results	9-12
	- Consolidated Statement of Operations - “As If” Basis	13-14

III.	Global P&C Results
	- Global P&C Results - Consecutive Quarters	15-16

IV.	Segment Results
	- North America Commercial P&C Insurance	17-18
	- North America Personal P&C Insurance	19-20
	- North American Agricultural Insurance	21
	- Overseas General Insurance	22-23
	- Global Reinsurance	24-25
	- Life Insurance	26-27
	- Corporate	28

V.	Balance Sheet Details
	- Loss Reserve Rollforward	29
	- Reinsurance Recoverable Analysis	30
	- Investment Portfolio	31-34
	- Net Realized and Unrealized Gains (Losses)	35-36
	- Debt and Capital	37
	- Computation of Basic and Diluted Earnings Per Share	38
	- Book Value and Book Value per Common Share	39

VI.	Other Disclosures
	- Non-GAAP Financial Measures	40-48
	- Glossary	49

Chubb Limited

Consolidated Financial Highlights - Quarter

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

					Constant $ % Change 2Q-16 vs. 2Q-15 (1)	As If *
	Three months ended June 30		% Change 2Q-16 vs. 2Q-15	Constant $ 2015 (1)		Three months ended June 30		% Change 2Q-16 vs. 2Q-15	Constant $ 2015 (1)	Constant $ % Change 2Q-16 vs. 2Q-15 (1)
	2016	2015				2016	2015
Gross premiums written (2)	$9,274	$6,504	42.6%	$6,391	45.1%	$9,274	$10,050	-7.7%	$9,890	-6.2%
Net premiums written (2)	$7,639	$4,784	59.7%	$4,701	62.5%	$7,639	$8,108	-5.8%	$7,972	-4.2%
P&C net premiums written (2)	$7,112	$4,284	66.0%	$4,213	68.8%	$7,112	$7,584	-6.2%	$7,463	-4.7%
Global P&C net premiums written (2)	$6,737	$3,905	72.5%	$3,834	75.7%	$6,737	$7,205	-6.5%	$7,083	-4.9%
Net premiums earned	$7,405	$4,360	69.8%	$4,280	73.0%	$7,405	$7,503	-1.3%	$7,383	0.3%
Net investment income	$708	$562	26.0%	$554	27.7%
Adjusted net investment income	$816	$562	45.3%	$554	47.2%
Operating income (2)	$1,058	$788	34.3%	$778	36.0%
Net income	$726	$942	-22.8%
Comprehensive income	$1,540	$397	288.3%
Operating cash flow	$1,133	$816
P&C combined ratio
Loss and loss expense ratio	59.6%	58.9%				59.6%	56.8%
Underwriting and administrative expense ratio	31.6%	28.8%				30.6%	30.3%

Combined ratio	91.2%	87.7%				90.2%	87.1%
Operating return on equity (ROE)	9.5%	11.4%
ROE	6.2%	12.7%
Operating effective tax rate (3)	16.7%	14.7%
Effective tax rate	17.6%	13.2%
Diluted earnings per share
Operating income	$2.25	$2.40	-6.3%
Net income	$1.54	$2.86	-46.2%
Weighted average basic common shares outstanding	467.7	325.5
Weighted average diluted common shares outstanding	471.2	328.7

(1)	Prior periods on a constant dollar basis.
(2)	Included in Q2 2015 are gross premiums written of $428 million, net premiums written of $252 million, and operating income of $15 million related to the transfer of Fireman’s Fund in-force business at the time of the transaction that is non-recurring in 2016.
(3)	Operating effective tax rate is dependent upon the mix of earnings from different jurisdictions with various tax rates. A change in the geographic mix of earnings would change the effective tax rate. The increase in the operating effective tax rate for the quarter was primarily due to a higher percentage of operating earnings being generated in higher tax paying jurisdictions.
*	2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Financial Highlights - QTR	Page 1

Chubb Limited

Consolidated Financial Highlights - Year to Date

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

						As If *
	Six months ended June 30		% Change YTD-16 vs YTD-15	Constant $ 2015 (1)	Constant $ % Change YTD-16 vs YTD-15(1)	Six months ended June 30		% Change YTD-16 vs YTD-15	Constant $ 2015 (1)	Constant $ % Change YTD-16 vs YTD-15(1)
	2016	2015				2016	2015
Gross premiums written (2)	$16,663	$11,826	40.9%	$11,458	45.4%	$17,595	$18,750	-6.2%	$18,242	-3.5%
Net premiums written	$13,634	$8,860	53.9%	$8,566	59.2%	$14,489	$15,324	-5.4%	$14,888	-2.7%
P&C net premiums written (2)	$12,591	$7,869	60.0%	$7,610	65.5%	$13,445	$14,284	-5.9%	$13,885	-3.2%
Global P&C net premiums written (2)	$12,152	$7,402	64.2%	$7,143	70.1%	$13,006	$13,817	-5.9%	$13,417	-3.1%
Net premiums earned	$14,002	$8,287	69.0%	$8,025	74.5%	$14,393	$14,540	-1.0%	$14,168	1.6%
Net investment income	$1,382	$1,113	24.2%	$1,094	26.3%
Adjusted net investment income	$1,583	$1,113	42.3%	$1,094	44.7%
Operating income (2)	$2,077	$1,533	35.5%	$1,502	38.3%
Net income	$1,165	$1,623	-28.2%
Comprehensive income	$2,346	$1,039	125.9%
Operating cash flow	$2,153	$1,891
P&C combined ratio
Loss and loss expense ratio	58.5%	58.0%				58.5%	58.0%
Underwriting and administrative expense ratio	32.1%	30.0%				31.1%	31.0%

Combined ratio	90.6%	88.0%				89.6%	89.0%
Operating return on equity (ROE)	9.8%	11.0%
ROE	5.3%	11.0%
Operating effective tax rate (3)	16.6%	14.2%
Effective tax rate	19.3%	13.9%
Diluted earnings per share
Operating income	$4.51	$4.64	-2.8%
Net income	$2.53	$4.91	-48.5%
Full six months diluted earnings per share (4)
Operating income	$4.54	$4.64	-2.2%
Net income	$2.60	$4.91	-47.0%

				December 31 2015	% Change 2Q-16 vs 4Q-15
Book value per common share	$101.56			$89.77	13.1%
Book value per common share excluding foreign currency (5)	$100.72			$89.77	12.2%
Tangible book value per common share	$57.14			$72.25	-20.9%
Tangible book value per common share excluding foreign currency (5)	$56.83			$72.25	-21.3%
Weighted average basic common shares outstanding	457.1	326.8		325.6
Weighted average diluted common shares outstanding	460.5	330.2		328.8
Total hybrid & financial debt/capitalization	22.1%			25.0%

(1)	Prior periods on a constant dollar basis.
(2)	Included in 2015 are gross premiums written of $428 million, net premiums written of $252 million, and operating income of $15 million related to the transfer of the Fireman’s Fund in-force business that existed at the time of the closing that is non-recurring in 2016.
(3)	Operating effective tax rate is dependent upon the mix of earnings from different jurisdictions with various tax rates. A change in the geographic mix of earnings would change the effective tax rate. The increase in the operating effective tax rate for the year was primarily due to a higher percentage of operating earnings being generated in higher tax paying jurisdictions.
(4)	Full six months diluted earnings per share includes the combined company results inclusive of the first 14 days of January 2016 and includes the impact of purchase accounting adjustments related to The Chubb Corporation acquisition.
(5)	For 2016, book value per common share and tangible book value per common share exclude the impact of foreign currency movement during the year.
*	2016 As If results: The 2016 and 2015 As If underwriting results do not include any impact from purchase accounting adjustments. The YTD 2016 combined company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Financial Highlights - YTD	Page 2

Chubb Limited

Statement of Operations – Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

								Legacy ACE
				Legacy ACE			YTD	YTD	Full Year
	Consolidated Statements of Operations	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	2016	2015	2015
	Gross premiums written	$9,274	$7,389	$5,639	$6,346	$6,504	$16,663	$11,826	$23,811
	Net premiums written	7,639	5,995	4,144	4,709	4,784	13,634	8,860	17,713
	Net premiums earned	7,405	6,597	4,207	4,719	4,360	14,002	8,287	17,213
	Losses and loss expenses	4,254	3,674	2,302	2,643	2,417	7,928	4,539	9,484
	Policy benefits	146	126	159	89	153	272	295	543
	Policy acquisition costs	1,560	1,413	736	771	727	2,973	1,434	2,941
	Administrative expenses	829	772	570	568	578	1,601	1,132	2,270
	Net investment income:
(1)	Adjusted net investment income	816	767	532	549	562	1,583	1,113	2,194
	Amortization expense of fair value adjustment on acquired invested assets	(108)	(93)	—	—	—	(201)	—	—

	Total net investment income	708	674	532	549	562	1,382	1,113	2,194
	Net realized gains (losses):					—
(2)	Adjusted realized gains (losses)	(214)	(394)	(57)	(393)	128	(608)	39	(411)
	Realized gains (losses) on crop derivatives	(2)	—	(3)	(4)	(2)	(2)	(2)	(9)

	Total net realized gains (losses)	(216)	(394)	(60)	(397)	126	(610)	37	(420)
(3)	Interest expense:
	Adjusted interest expense	166	149	64	68	71	315	139	271
	Interest expense related to pre-acquisition debt	—	7	29	—	—	7	—	29
	Amortization benefit of fair value adjustment on acquired long term debt	(13)	(10)	—	—	—	(23)	—	—

	Total interest expense	153	146	93	68	71	299	139	300
	Other income (expense):
	Gains (losses) from fair value changes in separate account assets	3	(3)	13	(49)	6	—	17	(19)
	Net realized gains (losses) related to unconsolidated entities	18	(25)	(17)	25	33	(7)	59	67
	Other income (expense) - operating	8	—	(6)	12	(1)	8	(3)	3

	Total other income (expense)	29	(28)	(10)	(12)	38	1	73	51
	Amortization expense of purchased intangibles	5	7	35	51	55	12	85	171
	Chubb integration expenses	98	148	24	9	—	246	—	33
	Income tax expense	155	124	67	132	143	279	263	462

	Net income	$726	$439	$683	$528	$942	$1,165	$1,623	$2,834

(1)	Adjusted net investment income used throughout this report excludes amortization of fair value adjustment on acquired invested assets.
(2)	Adjusted realized gains (losses) used throughout this report excludes realized gains (losses) from crop derivatives.
(3)	Adjusted interest expense used throughout this report excludes interest expense related to pre-acquisition debt and amortization of fair value adjustment on acquired long term debt.

Statement of Operations	Page 3

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

			Legacy ACE				Legacy ACE
Chubb Limited P&C Underwriting Results	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	YTD 2016	YTD 2015	Full Year 2015
P&C Underwriting Income (Including Corporate and excluding Life Insurance)
Gross premiums written (1)	$8,717	$6,843	$5,091	$5,824	$5,975	$15,560	$10,775	$21,690
Net premiums written (1)	7,112	5,479	3,629	4,217	4,284	12,591	7,869	15,715
Net premiums earned	6,893	6,100	3,701	4,239	3,873	12,993	7,326	15,266
Adjusted losses and loss expenses	4,109	3,497	2,146	2,494	2,282	7,606	4,252	8,892
Policy acquisition costs (excluding amortization of acquired UPR intangible)	898	721	602	654	609	1,619	1,209	2,465
Amortization of acquired UPR intangible (2)	525	570	—	—	—	1,095	—	—
Administrative expenses	752	700	500	494	504	1,452	985	1,979

P&C Underwriting income (1)	$609	$612	$453	$597	$478	$1,221	$880	$1,930

P&C Underwriting income excluding Fireman’s Fund non-recurring transfer		$606	$434	$565	$429	$1,215	$831	$1,830
% Change versus prior year period
Net premiums written	66.0%	52.8%	-4.6%	-0.4%	5.5%	65.5%	1.5%	-0.5%
Net premiums earned	77.9%	76.7%	-4.4%	-0.6%	0.8%	83.1%	0.0%	-1.3%
Net premiums written constant $	68.8%	61.3%	1.7%	5.6%	11.6%	65.5%	6.9%	5.3%
Net premiums earned constant $	81.1%	85.3%	1.6%	5.4%	7.0%	83.1%	5.4%	4.4%
Other ratios
Net premiums written/gross premiums written	82%	80%	71%	72%	72%	81%	73%	72%
P&C combined ratio
Loss and loss expense ratio	59.6%	57.3%	58.0%	58.8%	58.9%	58.5%	58.0%	58.2%
Policy acquisition cost ratio	20.6%	21.2%	16.2%	15.4%	15.7%	20.9%	16.5%	16.1%
Administrative expense ratio	11.0%	11.5%	13.5%	11.7%	13.1%	11.2%	13.5%	13.1%

Combined ratio	91.2%	90.0%	87.7%	85.9%	87.7%	90.6%	88.0%	87.4%

Combined ratio excluding catastrophe losses and PPD	89.9%	89.9%	88.4%	89.2%	88.4%	89.9%	88.8%	88.8%
Combined ratio excluding catastrophe losses, PPD and Fireman’s Fund non-recurring transfer		89.9%	88.9%	89.9%	89.7%	89.9%	89.5%	89.5%
P&C expense ratio	31.6%	32.7%	29.7%	27.1%	28.8%	32.1%	30.0%	29.2%
P&C expense ratio excluding A&H	29.8%	30.8%	26.3%	23.6%	25.5%	30.3%	26.6%	25.7%
Catastrophe reinstatement premiums (expensed) collected - pre-tax	$6	$—	$(1)	$—	$—	$6	$—	$(1)
Catastrophe losses - pre-tax	$396	$258	$74	$72	$124	$654	$175	$321
Favorable prior period development (PPD) - pre-tax	$(301)	$(247)	$(100)	$(210)	$(153)	$(548)	$(236)	$(546)
Loss and loss expense ratio excluding catastrophe losses and PPD	58.4%	57.4%	58.5%	62.2%	59.7%	57.9%	58.9%	59.7%

(1)	Included in Q2 2015 and YTD 2015 are gross premiums written of $428 million, net premiums written of $252 million, and underwriting income of $49 million related to the transfer of the Fireman’s Fund in-force business that existed at the time of the closing that is non-recurring in 2016.
(2)	Purchase accounting adjustments related to the acquisition of The Chubb Corporation.

Note: See Glossary on page 49 for further information on the calculation of the components of combined ratios.

P&C Results - Reported	Page 4

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As If *
Chubb Limited P&C Underwriting Results - As If Basis	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	YTD 2016	YTD 2015	Full Year 2015
P&C Underwriting Income (Including Corporate and excluding Life Insurance)
Gross premiums written (1)	$8,717	$7,774	$8,359	$9,234	$9,497	$16,491	$17,648	$35,241
Net premiums written (1)	7,112	6,333	6,671	7,375	7,584	13,445	14,284	28,330
Net premiums earned	6,893	6,489	6,812	7,400	6,992	13,382	13,531	27,743
Adjusted losses and loss expenses	4,109	3,719	3,835	4,134	3,970	7,828	7,847	15,816
Policy acquisition costs	1,357	1,287	1,330	1,385	1,333	2,644	2,617	5,332
Administrative expenses	752	763	780	773	791	1,515	1,584	3,137

P&C Underwriting income (1)	$675	$720	$867	$1,108	$898	$1,395	$1,483	$3,458

P&C Underwriting income excluding Fireman’s Fund non-recurring transfer		$714	$848	$1,076	$849	$1,389	$1,434	$3,358
% Change versus prior year period
Net premiums written	-6.2%	-5.5%				-5.9%
Net premiums earned	-1.4%	-0.7%				-1.1%
Net premiums written constant $	-4.7%	-1.4%				-3.2%
Net premiums earned constant $	0.1%	2.9%				1.4%
Other ratios
Net premiums written/gross premiums written	82%	81%	80%	80%	80%	82%	81%	80%
P&C combined ratio
Loss and loss expense ratio	59.6%	57.3%	56.3%	55.9%	56.8%	58.5%	58.0%	57.0%
Policy acquisition cost ratio	19.6%	19.8%	19.5%	18.7%	19.0%	19.8%	19.3%	19.2%
Administrative expense ratio	11.0%	11.8%	11.5%	10.4%	11.3%	11.3%	11.7%	11.3%

Combined ratio	90.2%	88.9%	87.3%	85.0%	87.1%	89.6%	89.0%	87.5%

Combined ratio excluding catastrophe losses and PPD	88.9%	88.8%	88.6%	88.9%	88.0%	88.9%	88.6%	88.7%
Combined ratio excluding catastrophe losses, PPD and Fireman’s Fund non-recurring transfer		88.8%	88.9%	89.4%	88.7%	88.9%	89.0%	89.0%
P&C expense ratio	30.6%	31.6%	31.0%	29.1%	30.3%	31.1%	31.0%	30.5%
P&C expense ratio excluding A&H	28.8%	29.8%	29.1%	27.3%	28.5%	29.3%	29.2%	28.6%
Catastrophe reinstatement premiums (expensed) collected - pre-tax	$6	$—	$(1)	$—	$—	$6	$—	$(1)
Catastrophe losses - pre-tax	$396	$258	$158	$101	$274	$654	$589	$848
Favorable prior period development (PPD) - pre-tax	$(301)	$(247)	$(253)	$(389)	$(336)	$(548)	$(528)	$(1,170)
Loss and loss expense ratio excluding catastrophe losses and PPD	58.4%	57.4%	57.6%	59.8%	57.7%	57.9%	57.6%	58.2%

(1)	Included in Q2 2015 and YTD 2015 are gross premiums written of $428 million, net premiums written of $252 million, and underwriting income of $49 million related to the transfer of the Fireman’s Fund in-force business that existed at the time of the closing that is non-recurring in 2016.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

P&C Results - As If	Page 5

Chubb Limited

Segments results - Catastrophe Loss Charges

(in millions of U.S. dollars)

(Unaudited)

Chubb Limited Catastrophe Loss Charges - Q2 2016

	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Total Consolidated
Catastrophe Loss Charges by Event - Gross
Texas storms	$64	$32	$1	$3	$3	$103
Other U.S. flooding, tornadoes, hail, wind	86	60	11	1	—	158
Japan and Ecuador earthquakes	—	—	—	38	—	38
Other international events	—	—	—	97	—	97
Fort McMurray wildfire	20	1	—	—	49	70
Other	19	4	2	4	—	29

Total	$189	$97	$14	$143	$52	$495

Catastrophe Loss Charges by Event - Net
Texas storms	$56	$32	$1	$3	$3	$95
Other U.S. flooding, tornadoes, hail, wind	77	60	11	1	—	149
Japan and Ecuador earthquakes	—	—	—	31	—	31
Other international events	—	—	—	34	—	34
Fort McMurray wildfire	20	1	—	—	49	70
Other	7	4	2	4	—	17

Total	$160	$97	$14	$73	$52	$396

Reinstatement premiums collected	$—	$—	$—	$—	$6	$6

Total impact before income tax	$160	$97	$14	$73	$46	$390

Total impact after income tax	$118	$71	$10	$66	$46	$311

Catastrophe Losses	Page 6

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

			Legacy ACE
	June 30 2016	March 31 2016	December 31 2015
Assets
Fixed maturities available for sale, at fair value	$79,951	$77,538	$43,587
Fixed maturities held to maturity, at amortized cost	11,090	11,280	8,430
Equity securities, at fair value	787	893	497
Short-term investments, at fair value	3,631	3,382	10,446
Other investments	4,387	4,493	3,291

Total investments	99,846	97,586	66,251
Cash	1,011	1,091	1,775
Securities lending collateral	1,142	1,003	1,046
Insurance and reinsurance balances receivable	8,532	7,692	5,323
Reinsurance recoverable on losses and loss expenses	13,235	12,891	11,386
Deferred policy acquisition costs	3,948	3,376	2,873
Value of business acquired	381	390	395
Prepaid reinsurance premiums	2,464	2,376	2,082
Goodwill and other intangible assets	22,923	23,359	5,683
Deferred tax assets	—	—	318
Investments in partially-owned insurance companies	658	654	653
Other assets	6,063	6,226	4,521

Total assets	$160,203	$156,644	$102,306

Liabilities
Unpaid losses and loss expenses	$60,819	$60,206	$37,303
Unearned premiums	15,229	14,896	8,439
Future policy benefits	4,975	4,869	4,807
Insurance and reinsurance balances payable	4,944	4,733	4,270
Securities lending payable	1,143	1,004	1,047
Accounts payable, accrued expenses, and other liabilities	11,019	10,453	7,609
Deferred tax liabilities	1,409	1,142	—
Short-term debt	500	500	—
Long-term debt	12,631	12,636	9,389
Trust preferred securities	308	308	307

Total liabilities	112,977	110,747	73,171
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	46,045	45,530	29,870
Accumulated other comprehensive income (AOCI)	1,181	367	(735)

Total shareholders’ equity	47,226	45,897	29,135

Total liabilities and shareholders’ equity	$160,203	$156,644	$102,306

Book value per common share	$101.56	$98.85	$89.77
% change over prior quarter	2.7%	10.1%	-0.1%
Tangible book value per common share	$57.14	$53.83	$72.25
% change over prior quarter	6.1%	-25.5%	0.0%

Consol Bal Sheet	Page 7

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

	2Q-16			% Change 2Q-16 vs. As If 2Q-15		Constant $ % Change 2Q-16 vs. As If 2Q-15	Constant $ % Change 2Q-16 vs. As If 2Q-15 Excluding FF UPR Transfer (2)	Constant $ % Change 2Q-16 vs. As If 2Q-15 Excluding Total FF and One-Time Adjustment (3)

		Legacy ACE	As If		Constant $ (1) As If
		2Q-15	2Q-15		2Q-15
Net premiums written
Commercial multiple peril (4)	$236	$—	$239	-1.3%	$239	-1.3%
Commercial casualty	893	471	848	5.3%	848	5.3%
Workers' compensation	548	194	503	8.9%	503	8.9%
Professional liability	927	369	954	-2.8%	945	-1.9%
Surety	149	80	163	-8.6%	158	-5.7%
Property and other short-tail lines	1,097	818	1,241	-11.6%	1,202	-8.7%
International other casualty	247	182	227	8.8%	224	10.3%

Total Commercial P&C	4,097	2,114	4,175	-1.9%	4,119	-0.5%
Agriculture	375	379	379	-1.2%	379	-1.2%
Personal automobile	344	274	416	-17.3%	397	-13.4%	-5.6%	-3.8%
Personal homeowners	898	325	1,076	-16.5%	1,075	-16.5%	-4.3%	0.9%
Personal other	405	276	502	-19.3%	483	-16.1%	1.5%	5.4%

Total Personal lines	1,647	875	1,994	-17.4%	1,955	-15.8%	-3.3%	1.0%
Total Property and Casualty lines	6,119	3,368	6,548	-6.6%	6,453	-5.2%	-1.4%	-0.2%
Other Lines
Global A&H (5)	1,029	910	1,025	0.4%	997	3.2%
Reinsurance	230	261	266	-13.3%	265	-13.0%
Life	261	245	269	-3.0%	257	1.6%

Total consolidated	$7,639	$4,784	$8,108	-5.8%	$7,972	-4.2%	-1.1%	-0.2%

(1)	Prior periods on a constant dollar basis
(2)	Included in Q2 2015 are net premiums written of $252 million related to the transfer of the Fireman's Fund in-force business that existed at the time of the closing that is non-recurring in 2016.
(3)	Premium related to Fireman’s Fund high net worth personal lines business was $76 million ($10 million Automobile, $36 million Homeowners, and $30 million Other) in 2016 compared to $378 million ($50 million Automobile, $201 million Homeowners, and $127 million Other) in 2015. In addition, Q2 2015 included a non-recurring reinsurance benefit of $19 million in Homeowners related to a modification in terms related to a ceded reinsurance contract that resulted in a reinsurance return premium.
(4)	Commercial multiple peril represents retail package business (property and general liability)
(5)	For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included in the Global A&H line item above.

2015 As If results: Legacy ACE plus Legacy Chubb historical results.

Line of Business	Page 8

Chubb Limited

Consolidated Results - Three months ended June 30, 2016

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q2 2016	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,245	$1,231	$375	$2,031	$230	$—	$7,112	$527	$7,639
Net premiums earned	3,148	1,140	327	2,093	185	—	6,893	512	7,405
Adjusted losses and loss expenses	1,971	661	286	1,089	87	15	4,109	147	4,256
Policy benefits	—	—	—	—	—	—	—	146	146
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(3)	(3)
Policy acquisition costs (excluding amortization of acquired UPR intangible)	255	104	25	467	47	—	898	137	1,035
Amortization of acquired UPR intangible (2)	290	165	—	70	—	—	525	—	525
Administrative expenses	299	98	2	277	14	62	752	77	829

Underwriting income (loss)	333	112	14	190	37	(77)	609	8	617
Adjusted net investment income	468	55	5	147	65	7	747	69	816
Other income (expense) - operating (1)	9	(3)	—	5	2	(2)	11	(3)	8

Segment income	$810	$164	$19	$342	$104	$(72)	$1,367	$74	$1,441

Adjusted interest expense						(166)			(166)
Amortization expense of purchased intangibles						(5)			(5)
Income tax expense						(212)			(212)

Operating income (loss)						(455)			1,058
Chubb integration expenses, net of $27 million tax benefit						(71)			(71)
Amortization of fair value adjustment on acquired invested assets and long-term debt, net of $29 million tax benefit (2)						(66)			(66)
Adjusted net realized gains (losses), net of $6 million tax benefit						(208)			(208)
Net realized gains (losses) related to unconsolidated entities, net of $5 million tax						13			13

Net income (loss)						$(787)			$726

Combined ratio	89.5%	90.1%	95.9%	90.9%	79.8%		91.2%
Combined ratio excluding catastrophe losses and PPD	89.7%	83.0%	91.6%	91.5%	78.9%		89.9%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.

Consol Results 2016 - QTD	Page 9

Chubb Limited

Consolidated Results - Three months ended June 30, 2015

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Legacy ACE
Q2 2015	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written (1)	$1,428	$547	$379	$1,669	$261	$—	$4,284	$500	$4,784
Net premiums earned	1,419	269	321	1,644	220	—	3,873	487	4,360
Adjusted Losses and loss expenses	916	156	273	816	72	49	2,282	137	2,419
Policy benefits	—	—	—	—	—	—	—	153	153
(Gains) losses from fair value changes in separate account assets (2)	—	—	—	—	—	—	—	(6)	(6)
Policy acquisition costs	131	(1)	23	396	60	—	609	118	727
Administrative expenses	154	34	4	254	13	45	504	74	578

Underwriting income (loss) (1)	218	80	21	178	75	(94)	478	11	489
Net investment income	262	7	6	139	79	3	496	66	562
Other income (expense) - operating (2)	(1)	—	(1)	4	—	(4)	(2)	1	(1)

Segment income	$479	$87	$26	$321	$154	$(95)	$972	$78	$1,050

Interest expense						(71)			(71)
Amortization expense of purchased intangibles						(55)			(55)
Income tax expense						(136)			(136)

Operating income (loss) (1)						(357)			788
Adjusted net realized gains (losses), net of $5 million tax						123			123
Net realized gains (losses) related to unconsolidated entities, net of $2 million tax						31			31

Net income (loss)						$(203)			$942

Combined ratio	84.6%	70.6%	93.6%	89.2%	65.7%		87.7%
Combined ratio excluding catastrophe losses and PPD	88.6%	65.5%	91.4%	89.8%	79.6%		88.4%
Underwriting income excluding Fireman’s Fund non-recurring transfer		$31					$429
Combined ratio excluding catastrophe losses, PPD and Fireman’s Fund non-recurring transfer		83.5%					89.7%

(1)	Included in Q2 2015 are net premiums written of $252 million, underwriting income of $49 million, and operating income of $15 million related to the transfer of Fireman’s Fund in-force business at the time of the transaction that is non-recurring in 2016.
(2)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).

Consol Results 2015 - QTD	Page 10

Chubb Limited

Consolidated Results - Six months ended June 30, 2016

(in millions of U.S. dollars, except ratios)

(Unaudited)

YTD 2016	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total (3) Consolidated
Net premiums written	$5,547	$2,102	$439	$4,072	$431	$—	$12,591	$1,043	$13,634
Net premiums earned	6,044	2,164	350	4,048	387	—	12,993	1,009	14,002
Adjusted losses and loss expenses	3,718	1,322	256	2,110	176	24	7,606	324	7,930
Policy benefits	—	—	—	—	—	—	—	272	272
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	—	—
Policy acquisition costs (excluding amortization of acquired UPR intangible)	422	172	29	896	100	—	1,619	259	1,878
Amortization of acquired UPR intangible (2)	605	346	—	144	—	—	1,095	—	1,095
Administrative expenses	565	186	(2)	540	28	135	1,452	149	1,601

Underwriting income (loss)	734	138	67	358	83	(159)	1,221	5	1,226
Adjusted net investment income	894	102	10	293	132	16	1,447	136	1,583
Other income (expense) - operating (1)	9	(4)	—	10	3	(4)	14	(6)	8

Segment income	$1,637	$236	$77	$661	$218	$(147)	$2,682	$135	$2,817

Adjusted interest expense						(315)			(315)
Amortization expense of purchased intangibles						(12)			(12)
Income tax expense						(413)			(413)

Operating income (loss)						(887)			2,077
Chubb integration and related expenses, net of $76 million tax benefit						(177)			(177)
Amortization of fair value adjustment on acquired invested assets and long-term debt, net of $53 million tax benefit (2)						(125)			(125)
Adjusted net realized gains (losses), net of $2 million tax benefit						(606)			(606)
Net realized gains (losses) related to unconsolidated entities, net of $3 million tax benefit						(4)			(4)

Net income (loss)						$(1,799)			$1,165

Combined ratio	87.9%	93.6%	81.0%	91.1%	78.5%		90.6%
Combined ratio excluding catastrophe losses and PPD	89.6%	82.8%	89.7%	91.8%	78.7%		89.9%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Related to the acquisition of the Chubb Corporation.

Consol Results 2016 - YTD	Page 11

Chubb Limited

Consolidated Results - Six months ended June 30, 2015

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Legacy ACE
YTD 2015	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written (1)	$2,725	$680	$467	$3,463	$534	$—	$7,869	$991	$8,860
Net premiums earned	2,799	415	385	3,281	446	—	7,326	961	8,287
Adjusted losses and loss expenses	1,831	267	295	1,630	171	58	4,252	289	4,541
Policy benefits	—	—	—	—	—	—	—	295	295
(Gains) losses from fair value changes in separate account assets (2)	—	—	—	—	—	—	—	(17)	(17)
Policy acquisition costs	261	30	19	785	114	—	1,209	225	1,434
Administrative expenses	305	53	3	510	25	89	985	147	1,132

Underwriting income (loss) (1)	402	65	68	356	136	(147)	880	22	902
Net investment income	520	12	12	277	154	6	981	132	1,113
Other income (expense) - operating (2)	2	—	(2)	6	1	(9)	(2)	(1)	(3)

Segment income	$924	$77	$78	$639	$291	$(150)	$1,859	$153	$2,012

Interest expense						(139)			(139)
Amortization expense of purchased intangibles						(85)			(85)
Income tax expense						(255)			(255)

Operating income (loss) (1)						(629)			1,533
Adjusted net realized gains (losses), net of $8 million tax						31			31
Net realized gains (losses) related to unconsolidated entities, gross and net of tax						59			59

Net income (loss)						$(539)			$1,623

Combined ratio	85.6%	84.4%	82.3%	89.1%	69.5%		88.0%
Combined ratio excluding catastrophe losses and PPD	88.4%	72.4%	88.9%	90.1%	77.5%		88.8%
Underwriting income excluding Fireman’s Fund non-recurring transfer		$16					$831
Combined ratio excluding catastrophe losses, PPD and Fireman’s Fund non-recurring transfer		84.1%					89.5%

(1)	Included in 2015 are net premiums written of $252 million, underwriting income of $49 million, and operating income of $15 million related to the transfer of Fireman’s Fund in-force business at the time of the transaction that is non-recurring in 2016.
(2)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).

Consol Results 2015 - YTD	Page 12

Chubb Limited

Segment Results - As If Basis

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As If * (excluding purchase accounting adjustments)
	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Q2 2016
Net premiums written	$3,245	$1,231	$375	$2,031	$230	$—	$7,112	$527	$7,639
Net premiums earned	3,148	1,140	327	2,093	185	—	6,893	512	7,405
Adjusted losses and loss expenses	1,971	661	286	1,089	87	15	4,109	147	4,256
Policy benefits	—	—	—	—	—	—	—	146	146
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	(3)	(3)
Policy acquisition costs	499	240	25	546	47	—	1,357	137	1,494
Administrative expenses	299	98	2	277	14	62	752	77	829

Adjusted underwriting income (loss)	$379	$141	$14	$181	$37	$(77)	$675	$8	$683

Adjusted combined ratio	88.0%	87.6%	95.9%	91.3%	79.8%		90.2%
Adjusted combined ratio excluding catastrophe losses and PPD	88.3%	80.5%	91.6%	92.0%	78.9%		88.9%

	As If * (excluding purchase accounting adjustments)
	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Q2 2015
Net premiums written	$3,253	$1,550	$379	$2,136	$266	$—	$7,584	$524	$8,108
Net premiums earned	3,114	1,160	321	2,170	227	—	6,992	511	7,503
Adjusted losses and loss expenses	1,808	676	273	1,080	73	60	3,970	148	4,118
Policy benefits	—	—	—	—	—	—	—	153	153
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	(6)	(6)
Policy acquisition costs	492	199	23	558	61	—	1,333	123	1,456
Administrative expenses	297	102	4	305	15	68	791	83	874

Underwriting income (loss)	$517	$183	$21	$227	$78	$(128)	$898	$10	$908

Underwriting income excluding Fireman’s Fund non-recurring transfer		$134					$849		$859
Combined ratio	83.4%	84.3%	93.6%	89.5%	65.0%		87.1%
Combined ratio excluding catastrophe losses and PPD	88.1%	77.5%	91.4%	90.7%	80.2%		88.0%
Combined ratio excluding catastrophe losses, PPD and Fireman’s Fund non-recurring transfer		81.7%					88.7%

The following table presents the reconciliation of Q2 2016 underwriting income (loss) for each segment to Q2 2016 adjusted underwriting income (loss) shown above.

	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Q2 2016
Underwriting income (loss) as reported	$333	$112	$14	$190	$37	$(77)	$609	$8	$617
Less: amortization of acquired UPR intangible (1)	290	165	—	70	—	—	525	—	525
Add: elimination of DAC benefit (1)	(244)	(136)	—	(79)	—	—	(459)	—	(459)

Adjusted underwriting income (loss)	$379	$141	$14	$181	$37	$(77)	$675	$8	$683

(1)	Related to the acquisition of The Chubb Corporation.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

As If - QTD	Page 13

Chubb Limited

Segment Results - As If Basis

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As If * (excluding purchase accounting adjustments)
	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
YTD 2016
Net premiums written	$6,066	$2,202	$439	$4,287	$451	$—	$13,445	$1,044	$14,489
Net premiums earned	6,252	2,274	350	4,119	387	—	13,382	1,011	14,393
Adjusted losses and loss expenses	3,845	1,375	256	2,152	176	24	7,828	324	8,152
Policy benefits	—	—	—	—	—	—	—	272	272
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	—	—
Policy acquisition costs	968	472	29	1,075	100	—	2,644	260	2,904
Administrative expenses	600	199	(2)	552	28	138	1,515	150	1,665

Adjusted underwriting income (loss)	$839	$228	$67	$340	$83	$(162)	$1,395	$5	$1,400

Adjusted combined ratio	86.6%	89.9%	81.0%	91.7%	78.5%		89.6%
Adjusted combined ratio excluding catastrophe losses and PPD	88.3%	79.6%	89.7%	92.3%	78.7%		88.9%

	As If * (excluding purchase accounting adjustments)
	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
YTD 2015
Net premiums written	$6,181	$2,459	$467	$4,616	$561	$—	$14,284	$1,040	$15,324
Net premiums earned	6,188	2,167	385	4,336	455	—	13,531	1,009	14,540
Adjusted losses and loss expenses	3,700	1,443	295	2,161	171	77	7,847	312	8,159
Policy benefits	—	—	—	—	—	—	—	295	295
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	(17)	(17)
Policy acquisition costs	965	419	19	1,100	114	—	2,617	236	2,853
Administrative expenses	595	185	3	621	30	150	1,584	165	1,749

Underwriting income (loss)	$928	$120	$68	$454	$140	$(227)	$1,483	$18	$1,501

Underwriting income excluding Fireman’s Fund non-recurring transfer		$71					$1,434		$1,452
Combined ratio	85.0%	94.5%	82.3%	89.5%	69.0%		89.0%
Combined ratio excluding catastrophe losses and PPD	88.2%	79.9%	88.9%	91.2%	78.0%		88.6%
Combined ratio excluding catastrophe losses, PPD and Fireman’s Fund non-recurring transfer		82.1%					89.0%

The following table presents the reconciliation of YTD 2016 underwriting income (loss) for each segment to YTD 2016 adjusted underwriting income (loss) shown above.
YTD 2016	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Underwriting income (loss) as reported	$734	$138	$67	$358	$83	$(159)	$1,221	$5	$1,226
Add: Pre-acquisition underwriting income (loss) (14 days prior to close)	13	30	—	4	—	(3)	44	—	44
Less: amortization of acquired UPR intangible (1)	605	346	—	144	—	—	1,095	—	1,095
Add: elimination of DAC benefit (1)	(513)	(286)	—	(166)	—	—	(965)	—	(965)

Adjusted underwriting income (loss)	$839	$228	$67	$340	$83	$(162)	$1,395	$5	$1,400

(1)	Related to the acquisition of The Chubb Corporation.

*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

As If - YTD	Page 14

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 17), North America Personal P&C Insurance segment (refer to page 19), Overseas General Insurance segment (refer to page 22), Global Reinsurance segment (refer to page 24), and Corporate (refer to page 28). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

			Legacy ACE				Legacy ACE
Global P&C (Including Corporate and excluding Agriculture)	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	YTD 2016	YTD 2015	Full Year 2015
Global P&C Underwriting Income
Gross premiums written (1)	$8,172	$6,707	$4,821	$4,581	$5,409	$14,879	$10,081	$19,483
Net premiums written (1)	6,737	5,415	3,487	3,480	3,905	12,152	7,402	14,369
Net premiums earned	6,566	6,077	3,461	3,500	3,552	12,643	6,941	13,902
Losses and loss expenses	3,823	3,527	1,968	1,870	2,009	7,350	3,957	7,795
Policy acquisition costs (excluding amortization of acquired UPR intangible)	873	717	594	612	586	1,590	1,190	2,396
Amortization of acquired UPR intangible (2)	525	570	—	—	—	1,095	—	—
Administrative expenses	750	704	502	494	500	1,454	982	1,978

Global P&C Underwriting income (1)	$595	$559	$397	$524	$457	$1,154	$812	$1,733

Global P&C Underwriting income excluding Fireman’s Fund non-recurring transfer		$553	$378	$492	$408	$1,148	$763	$1,633
% Change versus prior year period
Net premiums written	72.5%	54.9%	-2.0%	0.3%	6.4%	64.2%	3.2%	1.2%
Net premiums earned	84.8%	79.4%	-2.4%	0.0%	1.2%	82.2%	0.7%	-0.3%
Net premiums written constant $	75.7%	63.6%	4.9%	7.8%	13.2%	70.1%	9.2%	7.7%
Net premiums earned constant $	88.4%	88.3%	4.3%	7.6%	8.0%	88.4%	6.4%	6.2%
Other ratios
Net premiums written/gross premiums written	82%	81%	72%	76%	72%	82%	73%	74%
Combined ratio
Loss and loss expense ratio	58.2%	58.0%	56.9%	53.4%	56.5%	58.1%	57.0%	56.1%
Policy acquisition cost ratio	21.3%	21.2%	17.1%	17.5%	16.5%	21.2%	17.1%	17.2%
Administrative expense ratio	11.4%	11.6%	14.5%	14.1%	14.1%	11.6%	14.2%	14.2%

Combined ratio	90.9%	90.8%	88.5%	85.0%	87.1%	90.9%	88.3%	87.5%

Combined ratio excluding catastrophe losses and PPD	89.8%	90.0%	89.1%	88.8%	88.2%	89.9%	88.8%	88.9%
Combined ratio excluding catastrophe losses, PPD and Fireman’s Fund non-recurring transfer		90.1%	89.6%	89.8%	89.5%	89.9%	89.5%	89.6%
Expense ratio	32.7%	32.8%	31.6%	31.6%	30.6%	32.8%	31.3%	31.4%
Expense ratio excluding A&H	31.0%	31.0%	28.3%	28.2%	27.4%	31.0%	28.0%	28.1%
Catastrophe reinstatement premiums (expensed) collected - pre-tax	$6	$—	$(1)	$—	$—	$6	$—	$(1)
Catastrophe losses - pre-tax	$382	$256	$73	$72	$117	$638	$167	$312
Favorable prior period development (PPD) - pre-tax	$(301)	$(206)	$(93)	$(205)	$(153)	$(507)	$(203)	$(501)
Loss and loss expense ratio excluding catastrophe losses and PPD	57.1%	57.2%	57.3%	57.3%	57.6%	57.2%	57.6%	57.4%

(1)	Included in Q2 2015 and YTD 2015 are gross premiums written of $428 million, net premiums written of $252 million, and underwriting income of $49 million related to the transfer of the Fireman’s Fund in-force business that existed at the time of the closing that is non-recurring in 2016.
(2)	Related to the acquisition of The Chubb Corporation.

Global P&C - Reported	Page 15

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 18), North America Personal P&C Insurance segment (refer to page 20), Overseas General Insurance segment (refer to page 23), Global Reinsurance segment (refer to page 25), and Corporate (refer to page 28). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

	As If *
						YTD	YTD	Full Year
Global P&C (Including Corporate and excluding Agriculture)	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	2016	2015	2015
Global P&C Underwriting Income
Gross premiums written (1)	$8,172	$7,638	$8,089	$7,991	$8,931	$15,810	$16,954	$33,034
Net premiums written (1)	6,737	6,269	6,529	6,638	7,205	13,006	13,817	26,984
Net premiums earned	6,566	6,466	6,572	6,661	6,671	13,032	13,146	26,379
Losses and loss expenses	3,823	3,749	3,657	3,510	3,697	7,572	7,552	14,719
Policy acquisition costs	1,332	1,283	1,322	1,343	1,310	2,615	2,598	5,263
Administrative expenses	750	767	782	773	787	1,517	1,581	3,136

Global P&C Underwriting income (1)	$661	$667	$811	$1,035	$877	$1,328	$1,415	$3,261

Global P&C Underwriting income excluding Fireman’s Fund non-recurring transfer		$661	$792	$1,003	$828	$1,322	$1,366	$3,161
% Change versus prior year period
Net premiums written	-6.5%	-5.2%				-5.9%
Net premiums earned	-1.6%	-0.1%				-0.9%
Net premiums written constant $	-4.9%	-1.0%				-3.1%
Net premiums earned constant $	0.0%	3.6%				1.7%
Other ratios
Net premiums written/gross premiums written	82%	82%	81%	83%	81%	82%	81%	82%
Combined ratio
Loss and loss expense ratio	58.2%	58.0%	55.6%	52.7%	55.4%	58.1%	57.4%	55.8%
Policy acquisition cost ratio	20.3%	19.9%	20.1%	20.1%	19.6%	20.1%	19.8%	19.9%
Administrative expense ratio	11.4%	11.8%	12.0%	11.7%	11.8%	11.6%	12.0%	11.9%

Combined ratio	89.9%	89.7%	87.7%	84.5%	86.8%	89.8%	89.2%	87.6%

Combined ratio excluding catastrophe losses and PPD	88.8%	88.9%	89.0%	88.7%	87.9%	88.8%	88.6%	88.7%
Combined ratio excluding catastrophe losses, PPD and Fireman’s Fund non-recurring transfer		89.0%	89.3%	89.2%	88.6%	88.9%	89.0%	89.1%
Expense ratio	31.7%	31.7%	32.1%	31.8%	31.4%	31.7%	31.8%	31.8%
Expense ratio excluding A&H	29.9%	29.9%	30.2%	29.9%	29.6%	29.9%	29.9%	30.0%
Catastrophe reinstatement premiums (expensed) collected - pre-tax	$6	$—	$(1)	$—	$—	$6	$—	$(1)
Catastrophe losses - pre-tax	$382	$256	$157	$101	$267	$638	$581	$839
Favorable prior period development (PPD) - pre-tax	$(301)	$(206)	$(246)	$(384)	$(336)	$(507)	$(495)	$(1,125)
Loss and loss expense ratio excluding catastrophe losses and PPD	57.1%	57.2%	56.9%	57.0%	56.5%	57.2%	56.8%	56.9%

(1)	Included in Q2 2015 and YTD 2015 are gross premiums written of $428 million, net premiums written of $252 million, and underwriting income of $49 million related to the transfer of the Fireman’s Fund in-force business that existed at the time of the closing that is non-recurring in 2016.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Global P&C - As If	Page 16

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

						YTD	YTD	Full Year
	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	2016	2015	2015
Gross premiums written	$4,041	$3,004	$2,408	$1,994	$2,070	$7,045	$4,049	$8,451
Net premiums written	3,245	2,302	1,557	1,433	1,428	5,547	2,725	5,715
Net premiums earned	3,148	2,896	1,425	1,410	1,419	6,044	2,799	5,634
Losses and loss expenses	1,971	1,747	917	913	916	3,718	1,831	3,661
Policy acquisition costs (excluding amortization of acquired UPR intangible)	255	167	128	142	131	422	261	531
Amortization of acquired UPR intangible (1)	290	315	—	—	—	605	—	—
Administrative expenses	299	266	162	154	154	565	305	621

Underwriting income	333	401	218	201	218	734	402	821
Adjusted net investment income	468	426	252	260	262	894	520	1,032
Other income (expense) - operating	9	—	2	3	(1)	9	2	7

Segment income	$810	$827	$472	$464	$479	$1,637	$924	$1,860

Combined ratio
Loss and loss expense ratio	62.6%	60.3%	64.4%	64.7%	64.5%	61.5%	65.4%	65.0%
Policy acquisition cost ratio	17.3%	16.7%	8.9%	10.1%	9.2%	17.0%	9.3%	9.4%
Administrative expense ratio	9.6%	9.1%	11.3%	11.0%	10.9%	9.4%	10.9%	11.0%

Combined ratio	89.5%	86.1%	84.6%	85.8%	84.6%	87.9%	85.6%	85.4%

Combined ratio excluding catastrophe losses and PPD	89.7%	89.5%	88.3%	89.3%	88.6%	89.6%	88.4%	88.6%
Catastrophe losses - pre-tax	$160	$81	$25	$10	$41	$241	$50	$85
Favorable prior period development (PPD) - pre-tax	$(168)	$(178)	$(79)	$(59)	$(96)	$(346)	$(126)	$(264)
Loss and loss expense ratio excluding catastrophe losses and PPD	62.9%	63.7%	67.8%	68.3%	68.6%	63.3%	68.2%	68.2%
% Change versus prior year period
Net premiums written	127.4%	77.4%	2.1%	2.9%	-3.3%	103.6%	-1.6%	0.5%
Net premiums earned	121.8%	109.9%	0.5%	2.3%	1.4%	115.9%	1.7%	1.6%
Net premiums written constant $	128.0%	78.4%				104.4%
Net premiums earned constant $	122.3%	111.1%				116.8%
Other ratios
Net premiums written/gross premiums written	80%	77%	65%	72%	69%	79%	67%	68%

(1)	Related to the acquisition of The Chubb Corporation.

NA Commercial - Reported	Page 17

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

	As If*
						YTD	YTD	Full Year
	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	2016	2015	2015
Gross premiums written	$4,041	$3,572	$4,237	$3,906	$4,048	$7,613	$7,800	$15,943
Net premiums written	3,245	2,821	3,247	3,186	3,253	6,066	6,181	12,614
Net premiums earned	3,148	3,104	3,140	3,156	3,114	6,252	6,188	12,484
Losses and loss expenses	1,971	1,874	1,844	1,798	1,808	3,845	3,700	7,342
Policy acquisition costs	499	469	498	517	492	968	965	1,980
Administrative expenses	299	301	304	288	297	600	595	1,187

Underwriting income	$379	$460	$494	$553	$517	$839	$928	$1,975
Combined ratio
Loss and loss expense ratio	62.6%	60.4%	58.7%	57.0%	58.0%	61.5%	59.8%	58.8%
Policy acquisition cost ratio	15.8%	15.1%	15.9%	16.3%	15.8%	15.5%	15.6%	15.9%
Administrative expense ratio	9.6%	9.7%	9.6%	9.2%	9.6%	9.6%	9.6%	9.5%

Combined ratio	88.0%	85.2%	84.2%	82.5%	83.4%	86.6%	85.0%	84.2%

Combined ratio excluding catastrophe losses and PPD	88.3%	88.3%	88.5%	88.4%	88.1%	88.3%	88.2%	88.3%
Catastrophe losses - pre-tax	$160	$81	$84	$18	$100	$241	$166	$268
Favorable prior period development (PPD) - pre-tax	$(168)	$(178)	$(220)	$(202)	$(246)	$(346)	$(361)	$(783)
Loss and loss expense ratio excluding catastrophe losses and PPD	62.9%	63.5%	62.9%	62.9%	62.8%	63.2%	63.0%	62.9%
% Change versus prior year period
Net premiums written	-0.2%	-3.7%				-1.9%
Net premiums earned	1.1%	1.0%				1.0%
Net premiums written constant $	-0.1%	-3.5%				-1.7%
Net premiums earned constant $	1.2%	1.3%				1.2%
Other ratios
Net premiums written/gross premiums written	80%	79%	77%	82%	80%	80%	79%	79%

			% Change					% Change
			2Q-16 vs					YTD-16 vs
Production by Size	2Q-16	2Q-15	2Q-15			YTD-16	YTD-15	YTD-15
Net Premiums Written
Major account & specialty (1)	$1,927	$1,943	-0.8%			$3,544	$3,644	-2.7%
Commercial (2)	1,318	1,310	0.6%			2,522	2,537	-0.6%

Total	$3,245	$3,253	-0.2%			$6,066	$6,181	-1.9%

(1)	Principally large corporate accounts and wholesale business.
(2)	Principally middle market and small commercial accounts.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

NA Commercial - As If	Page 18

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

			Legacy ACE				Legacy ACE
						YTD	YTD	Full Year
	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	2016	2015	2015
Gross premiums written (1)	$1,369	$974	$314	$378	$835	$2,343	$981	$1,673
Net premiums written (1)	1,231	871	234	278	547	2,102	680	1,192
Net premiums earned	1,140	1,024	261	272	269	2,164	415	948
Losses and loss expenses	661	661	144	179	156	1,322	267	590
Policy acquisition costs (excluding amortization of acquired UPR intangible)	104	68	26	13	(1)	172	30	69
Amortization of acquired UPR intangible (2)	165	181	—	—	—	346	—	—
Administrative expenses	98	88	34	36	34	186	53	123

Underwriting income (loss) (1)	112	26	57	44	80	138	65	166
Adjusted net investment income	55	47	6	7	7	102	12	25
Other expense - operating	(3)	(1)	(1)	(1)	—	(4)	—	(2)

Segment income (loss)	$164	$72	$62	$50	$87	$236	$77	$189

Underwriting income excluding Fireman’s Fund non-recurring transfer		$20	$38	$12	$31	$132	$16	$66
Combined ratio
Loss and loss expense ratio	58.0%	64.6%	55.2%	65.8%	57.9%	61.1%	64.3%	62.3%
Policy acquisition cost ratio	23.6%	24.3%	10.1%	4.9%	-0.3%	23.9%	7.2%	7.3%
Administrative expense ratio	8.5%	8.6%	13.1%	13.0%	13.0%	8.6%	12.9%	13.0%

Combined ratio	90.1%	97.5%	78.4%	83.7%	70.6%	93.6%	84.4%	82.6%

Combined ratio excluding catastrophe losses and PPD	83.0%	82.5%	77.5%	70.5%	65.5%	82.8%	72.4%	73.2%
Combined ratio excluding catastrophe losses, PPD and Fireman’s Fund non-recurring transfer		83.1%	84.6%	82.5%	83.5%	83.1%	84.1%	83.8%
Catastrophe losses - pre-tax	$97	$156	$2	$12	$13	$253	$49	$63
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(15)	$(3)	$—	$25	$—	$(18)	$—	$25
Loss and loss expense ratio excluding catastrophe losses and PPD	50.9%	49.6%	54.3%	52.6%	52.7%	50.3%	52.3%	52.9%
% Change versus prior year period
Net premiums written	125.1%	NM	62.7%	86.0%	247.0%	209.2%	139.2%	106.4%
Net premiums earned	322.4%	NM	82.5%	92.6%	92.5%	422.0%	50.3%	69.2%
Net premiums written constant $	125.1%	NM				209.2%
Net premiums earned constant $	322.4%	NM				422.0%
Other ratios
Net premiums written/gross premiums written	90%	89%	75%	74%	65%	90%	69%	71%

(1)	Included in Q2 2015 and YTD 2015 are gross premiums written of $428 million, net premiums written of $252 million, and underwriting income of $49 million related to the transfer of the Fireman’s Fund in-force business that existed at the time of the closing that is non-recurring in 2016.
(2)	Related to the acquisition of The Chubb Corporation.

NA Personal - Reported	Page 19

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

	As If*
						YTD	YTD	Full Year
	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	2016	2015	2015
Gross premiums written (1)	$1,369	$1,083	$1,226	$1,368	$1,872	$2,452	$2,850	$5,444
Net premiums written (1)	1,231	971	1,093	1,210	1,550	2,202	2,459	4,762
Net premiums earned	1,140	1,134	1,140	1,147	1,160	2,274	2,167	4,454
Losses and loss expenses	661	714	597	629	676	1,375	1,443	2,669
Policy acquisition costs	240	232	228	211	199	472	419	858
Administrative expenses	98	101	96	98	102	199	185	379

Underwriting income (loss) (1)	$141	$87	$219	$209	$183	$228	$120	$548

Underwriting income excluding Fireman’s Fund non-recurring transfer		$81	$200	$177	$134	$222	$71	$448
Combined ratio
Loss and loss expense ratio	58.0%	62.9%	52.4%	54.9%	58.2%	60.4%	66.6%	59.9%
Policy acquisition cost ratio	21.1%	20.5%	20.0%	18.4%	17.2%	20.8%	19.3%	19.3%
Administrative expense ratio	8.5%	8.9%	8.5%	8.5%	8.9%	8.7%	8.6%	8.5%

Combined ratio	87.6%	92.3%	80.9%	81.8%	84.3%	89.9%	94.5%	87.7%

Combined ratio excluding catastrophe losses and PPD	80.5%	78.7%	80.9%	77.6%	77.5%	79.6%	79.9%	79.5%
Combined ratio excluding catastrophe losses, PPD and Fireman’s Fund non-recurring transfer		79.3%	82.5%	80.4%	81.7%	79.9%	82.1%	81.8%
Catastrophe losses - pre-tax	$97	$156	$15	$30	$95	$253	$338	$383
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(15)	$(3)	$(15)	$19	$(17)	$(18)	$(22)	$(18)
Loss and loss expense ratio excluding catastrophe losses and PPD	50.9%	49.3%	52.4%	50.7%	51.5%	50.1%	52.0%	51.7%
% Change versus prior year period
Net premiums written	-20.6%	6.8%				-10.5%
Net premiums earned	-1.8%	12.7%				4.9%
Net premiums written constant $	-20.6%	7.4%				-10.3%
Net premiums earned constant $	-1.8%	12.7%				4.9%
Other ratios
Net premiums written/gross premiums written	90%	90%	89%	89%	83%	90%	86%	87%

(1)	Included in Q2 2015 are gross premiums written of $428 million, net premiums written of $252 million, and underwriting income of $49 million related to the transfer of the Fireman’s Fund in-force business that existed at the time of the closing that is non-recurring in 2016.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

NA Personal - As If	Page 20

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

						YTD	YTD	Full Year
	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	2016	2015	2015
Gross premiums written	$545	$136	$270	$1,243	$566	$681	$694	$2,207
Net premiums written	375	64	142	737	379	439	467	1,346
Net premiums earned	327	23	240	739	321	350	385	1,364
Losses and loss expenses (1)	286	(30)	178	624	273	256	295	1,097
Policy acquisition costs	25	4	8	42	23	29	19	69
Administrative expenses	2	(4)	(2)	—	4	(2)	3	1

Underwriting income	14	53	56	73	21	67	68	197
Net investment income	5	5	6	5	6	10	12	23
Other income (expense) - operating	—	—	—	1	(1)	—	(2)	(1)

Segment income	$19	$58	$62	$79	$26	$77	$78	$219

Combined ratio
Loss and loss expense ratio	87.5%	-125.2%	73.9%	84.5%	85.3%	73.3%	76.6%	80.4%
Policy acquisition cost ratio	7.7%	15.9%	3.4%	5.7%	7.2%	8.2%	5.0%	5.1%
Administrative expense ratio	0.7%	-17.6%	-0.9%	0.0%	1.1%	-0.5%	0.7%	0.0%

Combined ratio	95.9%	-126.9%	76.4%	90.2%	93.6%	81.0%	82.3%	85.5%

Combined ratio excluding catastrophe losses and PPD	91.6%	80.6%	79.2%	90.8%	91.4%	89.7%	88.9%	88.2%
Catastrophe losses - pre-tax	$14	$2	$1	$—	$7	$16	$8	$9
Favorable prior period development (PPD) - pre-tax	$—	$(41)	$(7)	$(5)	$—	$(41)	$(33)	$(45)
Loss and loss expense ratio excluding catastrophe losses and PPD	83.3%	75.1%	75.4%	85.1%	83.1%	81.8%	83.1%	82.8%
% Change versus prior year period
Net premiums written	-1.2%	-27.0%	-41.9%	-3.5%	-2.4%	-6.1%	-19.8%	-15.3%
Net premiums earned	1.6%	-63.7%	-26.2%	-3.6%	-2.9%	-9.3%	-11.0%	-10.6%
Other ratios
Net premiums written/gross premiums written	69%	47%	52%	59%	67%	64%	67%	61%

(1)	Includes realized gains/losses on crop derivatives.

NA Agriculture	Page 21

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

			Legacy ACE				Legacy ACE
						YTD	YTD	Full Year
	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	2016	2015	2015
Gross premiums written	$2,494	$2,516	$1,990	$2,019	$2,212	$5,010	$4,467	$8,476
Net premiums written	2,031	2,041	1,587	1,584	1,669	4,072	3,463	6,634
Net premiums earned	2,093	1,955	1,575	1,615	1,644	4,048	3,281	6,471
Losses and loss expenses	1,089	1,021	748	674	816	2,110	1,630	3,052
Policy acquisition costs (excluding amortization of acquired UPR intangible)	467	429	391	405	396	896	785	1,581
Amortization of acquired UPR intangible (1)	70	74	—	—	—	144	—	—
Administrative expenses	277	263	241	246	254	540	510	997

Underwriting income	190	168	195	290	178	358	356	841
Adjusted net investment income	147	146	125	132	139	293	277	534
Other income - operating	5	5	5	6	4	10	6	17

Segment income	$342	$319	$325	$428	$321	$661	$639	$1,392

Combined ratio
Loss and loss expense ratio	52.1%	52.2%	47.5%	41.7%	49.7%	52.1%	49.7%	47.2%
Policy acquisition cost ratio	25.6%	25.7%	24.8%	25.1%	24.1%	25.7%	23.9%	24.4%
Administrative expense ratio	13.2%	13.5%	15.3%	15.2%	15.4%	13.3%	15.5%	15.4%

Combined ratio	90.9%	91.4%	87.6%	82.0%	89.2%	91.1%	89.1%	87.0%

Combined ratio excluding catastrophe losses and PPD	91.5%	92.0%	89.7%	90.5%	89.8%	91.8%	90.1%	90.1%
Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$(2)	$—	$—	$—	$—	$(2)
Catastrophe losses - pre-tax	$73	$18	$40	$39	$58	$91	$63	$142
Favorable prior period development (PPD) - pre-tax	$(85)	$(30)	$(74)	$(177)	$(68)	$(115)	$(92)	$(343)
Loss and loss expense ratio excluding catastrophe losses and PPD	52.7%	52.8%	49.6%	50.2%	50.3%	52.8%	50.6%	50.3%
% Change versus prior year period
Net premiums written as reported	21.6%	13.8%	-9.3%	-7.9%	-5.1%	17.6%	-1.9%	-5.2%
Net premiums earned as reported	27.3%	19.4%	-10.5%	-6.4%	-3.9%	23.4%	-1.2%	-4.9%
Net premiums written constant $	26.7%	26.1%	3.6%	6.1%	7.6%	26.4%	9.3%	7.1%
Net premiums earned constant $	32.4%	31.3%	1.7%	7.8%	9.4%	31.9%	10.3%	7.5%
Other ratios
Net premiums written/gross premiums written	81%	81%	80%	78%	75%	81%	78%	78%

(1)	Related to the acquisition of The Chubb Corporation.

Overseas General Insurance - RP	Page 22

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	As If*
							YTD	Full Year
	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	YTD 2016	2015	2015
Gross premiums written	$2,494	$2,749	$2,515	$2,526	$2,713	$5,243	$5,685	$10,726
Net premiums written	2,031	2,256	2,078	2,057	2,136	4,287	4,616	8,751
Net premiums earned	2,093	2,026	2,084	2,146	2,170	4,119	4,336	8,566
Losses and loss expenses	1,089	1,063	1,011	948	1,080	2,152	2,161	4,120
Policy acquisition costs	546	529	547	563	558	1,075	1,100	2,210
Administrative expenses	277	275	287	290	305	552	621	1,198

Underwriting income	$181	$159	$239	$345	$227	$340	$454	$1,038

Combined ratio
Loss and loss expense ratio	52.1%	52.4%	48.5%	44.2%	49.8%	52.2%	49.9%	48.1%
Policy acquisition cost ratio	26.0%	26.1%	26.3%	26.2%	25.7%	26.1%	25.4%	25.8%
Administrative expense ratio	13.2%	13.7%	13.7%	13.5%	14.0%	13.4%	14.2%	14.0%

Combined ratio	91.3%	92.2%	88.5%	83.9%	89.5%	91.7%	89.5%	87.9%

Combined ratio excluding catastrophe losses and PPD	92.0%	92.8%	91.2%	92.7%	90.7%	92.3%	91.2%	91.5%
Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$(2)	$—	$—	$—	$—	$(2)
Catastrophe losses - pre-tax	$73	$18	$49	$42	$66	$91	$71	$162
Favorable prior period development (PPD) - pre-tax	$(85)	$(30)	$(106)	$(231)	$(90)	$(115)	$(140)	$(477)
Loss and loss expense ratio excluding catastrophe losses and PPD	52.7%	53.0%	51.2%	52.9%	50.9%	52.8%	51.5%	51.8%
% Change versus prior year period
Net premiums written as reported	-5.0%	-9.0%				-7.1%
Net premiums earned as reported	-3.5%	-6.4%				-5.0%
Net premiums written constant $	0.5%	1.7%				1.1%
Net premiums earned constant $	1.2%	4.0%				2.6%
Other ratios
Net premiums written/gross premiums written	81%	82%	83%	81%	79%	82%	81%	82%

Production by Region	2Q-16	2Q-15	% Change 2Q-16 vs 2Q-15	Constant $ 2Q-15 (1)	Constant $ % Change 2Q-16 vs 2Q-15 (1)	YTD-16	YTD-15	% Change YTD-16 vs YTD-15	Constant $ YTD-15 (1)	Constant $ % Change YTD-16 vs YTD-15 (1)
Gross premiums written
Europe	$1,084	$1,133	-4.3%	$1,117	-3.0%	$2,482	$2,587	-4.1%	$2,493	-0.4%
Latin America	607	774	-21.6%	667	-9.0%	1,214	1,506	-19.4%	1,241	-2.2%
Asia	718	711	1.0%	695	3.3%	1,374	1,392	-1.3%	1,320	4.1%
Other (2)	85	95	-10.5%	96	-11.5%	173	200	-13.5%	191	-9.4%

Total	$2,494	$2,713	-8.1%	$2,575	-3.1%	$5,243	$5,685	-7.8%	$5,245	0.0%

Net Premiums Written
Europe	$807	$832	-3.0%	$821	-1.7%	$1,886	$1,995	-5.5%	$1,918	-1.7%
Latin America	483	585	-17.4%	501	-3.6%	979	1,196	-18.1%	976	0.3%
Asia	641	621	3.2%	606	5.8%	1,232	1,224	0.7%	1,160	6.2%
Other (2)	100	98	2.0%	92	8.7%	190	201	-5.5%	185	2.7%

Total	$2,031	$2,136	-5.0%	$2,020	0.5%	$4,287	$4,616	-7.1%	$4,239	1.1%

(1)	Prior periods on a constant dollar basis.
(2)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Overseas General Ins. - As If	Page 23

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

			Legacy ACE				Legacy ACE
						YTD	YTD	Full Year
	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	2016	2015	2015
Gross premiums written	$268	$213	$109	$190	$292	$481	$584	$883
Net premiums written	230	201	109	185	261	431	534	828
Net premiums earned	185	202	200	203	220	387	446	849
Losses and loss expenses	87	89	99	20	72	176	171	290
Policy acquisition costs	47	53	48	52	60	100	114	214
Administrative expenses	14	14	12	12	13	28	25	49

Underwriting income	37	46	41	119	75	83	136	296
Net investment income	65	67	70	76	79	132	154	300
Other income - operating	2	1	1	4	—	3	1	6

Segment income	$104	$114	$112	$199	$154	$218	$291	$602

Combined ratio
Loss and loss expense ratio	46.9%	44.3%	49.7%	9.6%	32.9%	45.5%	38.3%	34.2%
Policy acquisition cost ratio	25.5%	26.2%	24.1%	25.4%	27.2%	25.9%	25.6%	25.2%
Administrative expense ratio	7.4%	6.8%	6.0%	6.2%	5.6%	7.1%	5.6%	5.8%

Combined ratio	79.8%	77.3%	79.8%	41.2%	65.7%	78.5%	69.5%	65.2%

Combined ratio excluding catastrophe losses and PPD	78.9%	78.5%	76.6%	75.3%	79.6%	78.7%	77.5%	76.8%
Catastrophe reinstatement premiums collected - pre-tax	$6	$—	$1	$—	$—	$6	$—	$1
Catastrophe losses - pre-tax	$52	$1	$6	$11	$5	$53	$5	$22
Favorable prior period development (PPD) - pre-tax	$(47)	$(3)	$—	$(78)	$(36)	$(50)	$(41)	$(119)
Loss and loss expense ratio excluding catastrophe losses and PPD	46.0%	45.5%	46.5%	44.3%	46.7%	45.8%	46.3%	45.9%
% Change versus prior year period
Net premiums written as reported	-11.9%	-26.3%	-22.1%	-11.5%	-5.9%	-19.3%	-8.8%	-11.4%
Net premiums earned as reported	-15.7%	-10.7%	-11.3%	-20.4%	-15.5%	-13.2%	-18.1%	-17.2%
Net premiums written constant $	-11.6%	-24.6%	-20.2%	-9.5%	-3.9%	-18.2%	-6.6%	-9.3%
Net premiums earned constant $	-15.0%	-9.2%	-9.0%	-18.1%	-13.2%	-12.1%	-16.3%	-15.1%
Other ratios
Net premiums written/gross premiums written	86%	94%	100%	97%	90%	90%	92%	94%

Global Reinsurance - Reported	Page 24

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

	As If*
						YTD	YTD	Full Year
	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	2016	2015	2015
Gross premiums written	$268	$234	$111	$191	$298	$502	$619	$921
Net premiums written	230	221	111	185	266	451	561	857
Net premiums earned	185	202	208	212	227	387	455	875
Losses and loss expenses	87	89	103	21	73	176	171	295
Policy acquisition costs	47	53	48	52	61	100	114	214
Administrative expenses	14	14	12	13	15	28	30	55

Underwriting income	$37	$46	$45	$126	$78	$83	$140	$311

Combined ratio
Loss and loss expense ratio	46.9%	44.3%	49.2%	9.7%	32.5%	45.5%	37.7%	33.7%
Policy acquisition cost ratio	25.5%	26.2%	23.6%	24.3%	26.3%	25.9%	24.8%	24.4%
Administrative expense ratio	7.4%	6.8%	5.8%	6.3%	6.2%	7.1%	6.5%	6.3%

Combined ratio	79.8%	77.3%	78.6%	40.3%	65.0%	78.5%	69.0%	64.4%

Combined ratio excluding catastrophe losses and PPD	78.9%	78.5%	77.8%	75.4%	80.2%	78.7%	78.0%	77.3%
Catastrophe reinstatement premiums collected - pre-tax	$6	$—	$1	$—	$—	$6	$—	$1
Catastrophe losses - pre-tax	$52	$1	$9	$11	$6	$53	$6	$26
Favorable prior period development (PPD) - pre-tax	$(47)	$(3)	$(7)	$(84)	$(41)	$(50)	$(47)	$(138)
Loss and loss expense ratio excluding catastrophe losses and PPD	46.0%	45.5%	48.4%	45.3%	47.7%	45.8%	46.6%	46.7%
% Change versus prior year period
Net premiums written as reported	-13.3%	-25.1%				-19.5%
Net premiums earned as reported	-18.2%	-11.5%				-14.9%
Net premiums written constant $	-13.0%	-23.4%				-18.4%
Net premiums earned constant $	-17.6%	-10.0%				-13.8%
Other ratios
Net premiums written/gross premiums written	86%	94%	99%	97%	89%	90%	91%	93%

*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Global Reinsurance - As If	Page 25

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

			Legacy ACE				Legacy ACE
						YTD	YTD	Full Year
	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	2016	2015	2015
Gross premiums written	$557	$546	$548	$522	$529	$1,103	$1,051	$2,121
Net premiums written	527	516	515	492	500	1,043	991	1,998
Net premiums earned	512	497	506	480	487	1,009	961	1,947
Losses and loss expenses	147	177	159	153	137	324	289	601
Policy benefits (1)	146	126	159	89	153	272	295	543
(Gains) losses from fair value changes in separate account assets (1)	(3)	3	(13)	49	(6)	—	(17)	19
Policy acquisition costs	137	122	134	117	118	259	225	476
Administrative expenses	77	72	70	74	74	149	147	291
Net investment income	69	67	67	66	66	136	132	265
Other income (expense) - operating (1)	(3)	(3)	(4)	1	1	(6)	(1)	(4)

Segment income	$74	$61	$60	$65	$78	$135	$153	$278

% Change versus prior year period
Net premiums written	5.5%	5.1%	-1.6%	-0.8%	0.3%	5.3%	-0.1%	-0.7%
Net premiums earned	5.1%	4.9%	1.4%	-1.9%	-0.8%	5.0%	-1.4%	-0.8%
Net premiums written constant $	8.2%	10.2%	3.7%	4.4%	4.1%	9.1%	3.3%	3.7%
Net premiums earned constant $	7.8%	9.8%	6.8%	3.4%	3.0%	8.8%	1.9%	3.5%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense). The offsetting movement in the separate account liabilities is included in Policy benefits.

International life insurance net premiums written and deposits breakdown (excludes Combined North American and Life reinsurance businesses):

	2Q-16	Constant $ 2Q-15	Constant $ % Change 2Q-16 vs. 2Q-15	YTD-16	Constant $ YTD-15	Constant $ % Change YTD-16 vs YTD-15
International life insurance net premiums written	$204	$177	15.3%	$407	$339	20.1%
International life insurance deposits (2)	262	251	4.2%	475	492	-3.5%

Total international life insurance net premiums written and deposits	$466	$428	8.8%	$882	$831	6.1%

(2)	Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance - Reported	Page 26

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

	As If*
						YTD	YTD	Full Year
	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	2016	2015	2015
Gross premiums written	$557	$547	$572	$546	$553	$1,104	$1,102	$2,220
Net premiums written	527	517	538	515	524	1,044	1,040	2,093
Net premiums earned	512	499	531	503	511	1,011	1,009	2,043
Losses and loss expenses	147	177	171	165	148	324	312	648
Policy benefits (1)	146	126	159	89	153	272	295	543
(Gains) losses from fair value changes in separate account assets (1)	(3)	3	(13)	49	(6)	—	(17)	19
Policy acquisition costs	137	123	138	120	123	260	236	494
Administrative expenses	77	73	80	83	83	150	165	328
Net investment income	69	67	67	66	66	136	132	265
Other income (expense) - operating (1)	(3)	(3)	(4)	1	1	(6)	(1)	(4)

Segment income	$74	$61	$59	$64	$77	$135	$149	$272

% Change versus prior year period
Net premiums written	0.7%	0.0%				0.4%
Net premiums earned	0.2%	0.2%				0.2%
Net premiums written constant $	3.5%	4.6%				4.0%
Net premiums earned constant $	2.9%	4.7%				3.8%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense). The offsetting movement in the separate account liabilities is included in Policy benefits.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Life Insurance - As If	Page 27

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Corporate

			Legacy ACE				Legacy ACE
						YTD	YTD	Full Year
	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	2016	2015	2015
Gross premiums written	$—	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—	—
Losses and loss expenses	15	9	60	84	49	24	58	202
Policy acquisition costs	—	—	1	—	—	—	—	1
Administrative expenses	62	73	53	46	45	135	89	188

Underwriting loss	(77)	(82)	(114)	(130)	(94)	(159)	(147)	(391)
Net investment income	7	9	6	3	3	16	6	15
Other expense - operating	(2)	(2)	(9)	(2)	(4)	(4)	(9)	(20)
Adjusted interest expense (1)	(166)	(149)	(64)	(68)	(71)	(315)	(139)	(271)
Amortization expense of purchased intangibles	(5)	(7)	(35)	(51)	(55)	(12)	(85)	(171)
Income tax expense	(212)	(201)	(97)	(140)	(136)	(413)	(255)	(492)

Operating loss	(455)	(432)	(313)	(388)	(357)	(887)	(629)	(1,330)
Chubb integration and related expenses, net of tax	(71)	(106)	(35)	(7)	—	(177)	—	(42)
Amortization of fair value adjustment on acquired invested assets and long-term debt, net of tax (1)	(66)	(59)	—	—	—	(125)	—	—
Adjusted net realized gains (losses) (1)	(214)	(394)	(57)	(393)	128	(608)	39	(411)
Net realized gains (losses) related to unconsolidated entities	18	(25)	(17)	25	33	(7)	59	67
Income tax (expense) benefit on adjusted net realized gains (losses)	1	4	12	6	(7)	5	(8)	10

Net loss	$(787)	$(1,012)	$(410)	$(757)	$(203)	$(1,799)	$(539)	$(1,706)

Unfavorable prior period development (PPD) - pre-tax	$14	$8	$60	$84	$47	$22	$56	$200

	As If*
						YTD	YTD	Full Year
	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	2016	2015	2015
Gross premiums written	$—	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—	—
Losses and loss expenses	15	9	102	114	60	24	77	293
Policy acquisition costs	—	—	1	—	—	—	—	1
Administrative expenses	62	76	83	84	68	138	150	317

Underwriting loss	$(77)	$(85)	$(186)	$(198)	$(128)	$(162)	$(227)	$(611)
Unfavorable prior period development (PPD) - pre-tax	$14	$8	$102	$114	$58	$22	$75	$291

Note: The Company presents all profit and loss items below Other income (expense) - operating within Corporate.

(1)	See non-GAAP financial measures.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Corporate	Page 28

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2014	$38,315	$11,307	$27,008
Losses and loss expenses incurred	2,743	621	2,122
Losses and loss expenses paid	(3,062)	(744)	(2,318)	109%
Other (incl. foreign exch. revaluation)	(670)	(197)	(473)

Balance at March 31, 2015	$37,326	$10,987	$26,339
Losses and loss expenses incurred	3,065	648	2,417
Losses and loss expenses paid	(2,830)	(547)	(2,283)	94%
Other (incl. foreign exch. revaluation)	669	60	609

Balance at June 30, 2015	$38,230	$11,148	$27,082
Losses and loss expenses incurred	3,252	609	2,643
Losses and loss expenses paid	(3,391)	(908)	(2,483)	94%
Other (incl. foreign exch. revaluation)	(527)	(193)	(334)

Balance at September 30, 2015	$37,564	$10,656	$26,908
Losses and loss expenses incurred	3,481	1,179	2,302
Losses and loss expenses paid	(3,616)	(1,050)	(2,566)	111%
Other (incl. foreign exch. revaluation)	(126)	(44)	(82)

Balance at December 31, 2015	$37,303	$10,741	$26,562
Losses and loss expenses incurred	4,663	989	3,674
Losses and loss expenses paid	(4,692)	(1,143)	(3,549)	97%
Acquired reserve (Legacy Chubb)	22,878	1,515	21,363
Other (incl. foreign exch. revaluation)	54	25	29

Balance at March 31, 2016	$60,206	$12,127	$48,079
Losses and loss expenses incurred	5,239	985	4,254
Losses and loss expenses paid	(4,708)	(752)	(3,956)	93%
Other (incl. foreign exch. revaluation)	82	36	46

Balance at June 30, 2016	$60,819	$12,396	$48,423
Add net recoverable on paid losses	—	839	(839)

Balance including net recoverable on paid losses	$60,819	$13,235	$47,584

Loss Reserve Rollforward	Page 29

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

			Legacy ACE
	June 30	March 31	December 31
	2016	2016	2015
Reinsurance recoverable on paid losses and loss expenses
Active operations	$598	$592	$450
Brandywine and Other Run-off	323	269	288

Total	$921	$861	$738

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$11,535	$11,169	$9,884
Brandywine and Other Run-off	1,097	1,182	1,092

Total	$12,632	$12,351	$10,976

Gross reinsurance recoverable
Active operations	$12,133	$11,761	$10,334
Brandywine and Other Run-off	1,420	1,451	1,380

Total	$13,553	$13,212	$11,714

Provision for uncollectible reinsurance (1)
Active operations	$(162)	$(164)	$(194)
Brandywine and Other Run-off	(156)	(157)	(134)

Total	$(318)	$(321)	$(328)

Net reinsurance recoverable
Active operations	$11,971	$11,597	$10,140
Brandywine and Other Run-off	1,264	1,294	1,246

Total	$13,235	$12,891	$11,386

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.2 billion.

Reinsurance Recoverable	Page 30

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

					Legacy ACE
	June 30		March 31		December 31
	2016		2016		2015
Market Value
Fixed maturities available for sale	$79,951		$77,538		$43,587
Fixed maturities held to maturity	11,581		11,580		8,552
Short-term investments	3,631		3,382		10,446

Total fixed maturities	$95,163		$92,500		$62,585

Asset Allocation by Market Value
Treasury	$2,864	3%	$3,145	3%	$2,395	4%
Agency	550	1%	634	1%	878	1%
Corporate and asset-backed	25,450	27%	24,060	26%	17,985	28%
Mortgage-backed	14,440	15%	13,757	15%	11,701	19%
Municipal	24,975	26%	24,945	27%	4,950	8%
Non-U.S.	23,253	24%	22,577	24%	14,230	23%
Short-term investments	3,631	4%	3,382	4%	10,446	17%

Total fixed maturities	$95,163	100%	$92,500	100%	$62,585	100%

Credit Quality by Market Value
AAA	$17,412	18%	$19,524	21%	$14,369	23%
AA	36,802	39%	34,399	37%	22,141	36%
A	18,016	19%	17,726	19%	10,163	16%
BBB	12,148	13%	11,604	13%	8,941	14%
BB	6,465	7%	5,484	6%	3,775	6%
B	4,061	4%	3,494	4%	3,018	5%
Other	259	0%	269	0%	178	0%

Total fixed maturities	$95,163	100%	$92,500	100%	$62,585	100%

Cost/Amortized Cost
Fixed maturities available for sale	$77,436		$75,991		$43,149
Fixed maturities held to maturity	11,090		11,280		8,430
Short-term investments	3,631		3,382		10,446

Subtotal fixed maturities	92,157		90,653		62,025
Equity securities	703		841		441
Other investments	4,152		4,233		2,993

Total investment portfolio	$97,012		$95,727		$65,459

Avg. duration of fixed maturities	3.9 years		3.9 years		3.5 years
Avg. market yield of fixed maturities	2.3%		2.5%		2.8%
Avg. credit quality	A/Aa		AA/Aa		A/Aa
Avg. yield on invested assets (1)	3.4%		3.4%		3.4%

(1)	Calculated using adjusted net investment income.

Investments	Page 31

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at June 30, 2016
Agency residential mortgage-backed (RMBS)	$—	$11,360	$—	$—	$—	$11,360
Non-agency RMBS	4	6	10	8	35	63
Commercial mortgage-backed	2,978	33	6	—	—	3,017

Total mortgage-backed securities at market value	$2,982	$11,399	$16	$8	$35	$14,440

U.S. Corporate and Asset-backed Fixed Income Portfolios

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Market Value at June 30, 2016
Asset-backed	$717	$39	$—	$—	$756
Banks	—	17	1,620	1,596	3,233
Basic Materials	—	—	109	248	357
Communications	—	160	300	1,254	1,714
Consumer, Cyclical	—	183	621	744	1,548
Consumer, Non-Cyclical	113	549	1,801	1,097	3,560
Diversified Financial Services	29	41	478	204	752
Energy	—	60	114	696	870
Industrial	—	346	551	505	1,402
Utilities	1	8	1,067	653	1,729
All Others	83	456	776	572	1,887

Total	$943	$1,859	$7,437	$7,569	$17,808

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Market Value at June 30, 2016
Asset-backed	$6	$—	$10	$16
Banks	36	—	—	36
Basic Materials	169	137	2	308
Communications	896	646	23	1,565
Consumer, Cyclical	847	566	37	1,450
Consumer, Non-Cyclical	717	927	12	1,656
Diversified Financial Services	169	37	1	207
Energy	349	124	25	498
Industrial	377	376	24	777
Utilities	261	105	2	368
All Others	465	276	20	761

Total	$4,292	$3,194	$156	$7,642

Investments 2	Page 32

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

June 30, 2016

Non-U.S. Government Securities

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$—	$1,848	$—	$—	$—	$1,848
Canada	1,204	—	—	—	—	1,204
Republic of Korea	—	1,046	—	—	—	1,046
Federative Republic of Brazil	—	—	—	—	833	833
Germany	622	—	—	—	—	622
Province of Ontario	—	—	513	—	—	513
United Mexican States	—	—	322	167	—	489
Kingdom of Thailand	—	—	424	—	—	424
Province of Quebec	—	—	385	—	—	385
Australia	317	3	—	—	—	320
Other Non-U.S. Government Securities	1,090	1,611	544	413	645	4,303

Total	$3,233	$4,508	$2,188	$580	$1,478	$11,987

Non-U.S. Corporate Securities

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$134	$105	$813	$871	$255	$2,178
Canada	124	307	308	405	197	1,341
United States (1)	2	113	193	310	288	906
France	23	62	466	281	38	870
Netherlands	78	55	401	200	71	805
Australia	99	161	272	90	38	660
Germany	95	66	144	213	23	541
Japan	—	42	335	43	9	429
Switzerland	35	21	107	149	35	347
China	—	131	110	34	4	279
Other Non-U.S. Corporate Securities	485	409	860	653	503	2,910

Total	$1,075	$1,472	$4,009	$3,249	$1,461	$11,266

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 33

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	June 30, 2016	Market Value	Rating
1	JP Morgan Chase & Co	$546	A-
2	Wells Fargo & Co	468	A
3	General Electric Co	444	AA+
4	Goldman Sachs Group Inc	416	BBB+
5	Bank of America Corp	385	BBB+
6	Anheuser-Busch InBev NV	356	A-
7	Verizon Communications Inc	355	BBB+
8	AT&T Inc	334	BBB+
9	Berkshire Hathaway Inc	321	AA
10	Rabobank Nederland NV	310	A+

Investments 4	Page 34

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended June 30, 2016
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses) (1)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities	$7	$(8)	$(1)	$954	$(234)	$720	$961	$(242)	$719
Fixed income derivatives	(47)	7	(40)	—	—	—	(47)	7	(40)
Public equity	(5)	2	(3)	33	(10)	23	28	(8)	20
Private equity	33	(5)	28	(42)	5	(37)	(9)	—	(9)

Total investment portfolio	(12)	(4)	(16)	945	(239)	706	933	(243)	690
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(159)	—	(159)	—	—	—	(159)	—	(159)
Foreign exchange	(22)	4	(18)	81	24	105	59	28	87
Partially-owned entities (3)	(2)	1	(1)	—	—	—	(2)	1	(1)
Other	(1)	—	(1)	1	2	3	—	2	2

Net gains (losses)	$(196)	$1	$(195)	$1,027	$(213)	$814	$831	$(212)	$619

(1)	Other-than-temporary impairments for the quarter includes $11 million for fixed maturities and $5 million for public equity.
(2)	The quarter includes $28 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Legacy ACE
	Three months ended June 30, 2015
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses) (4)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities	$5	$—	$5	$(832)	$171	$(661)	$(827)	$171	$(656)
Fixed income derivatives	27	(9)	18	—	—	—	27	(9)	18
Public equity	29	(8)	21	(23)	8	(15)	6	—	6
Private equity	27	(2)	25	5	(1)	4	32	(3)	29

Total investment portfolio	88	(19)	69	(850)	178	(672)	(762)	159	(603)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	102	—	102	—	—	—	102	—	102
Foreign exchange	(40)	11	(29)	136	(4)	132	96	7	103
Partially-owned entities (6)	18	(1)	17	—	—	—	18	(1)	17
Other	(7)	2	(5)	(6)	1	(5)	(13)	3	(10)

Net gains (losses)	$161	$(7)	$154	$(720)	$175	$(545)	$(559)	$168	$(391)

(4)	Other-than-temporary impairments for the quarter includes $7 million for fixed maturities and $1 million for public equity.
(5)	The quarter includes $2 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Net Gains (Losses) 1	Page 35

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Six months ended June 30, 2016
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses) (1)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities	$(183)	$6	$(177)	$2,042	$(466)	$1,576	$1,859	$(460)	$1,399
Fixed income derivatives	(86)	12	(74)	—	—	—	(86)	12	(74)
Public equity	33	(11)	22	29	(9)	20	62	(20)	42
Private equity	14	3	17	(69)	3	(66)	(55)	6	(49)

Total investment portfolio	(222)	10	(212)	2,002	(472)	1,530	1,780	(462)	1,318
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(402)	—	(402)	—	—	—	(402)	—	(402)
Foreign exchange	17	(6)	11	393	(11)	382	410	(17)	393
Partially-owned entities (3)	(5)	1	(4)	—	—	—	(5)	1	(4)
Other	(3)	—	(3)	3	1	4	—	1	1

Net gains (losses)	$(615)	$5	$(610)	$2,398	$(482)	$1,916	$1,783	$(477)	$1,306

(1)	Year to date other-than-temporary impairments includes $70 million for fixed maturities, $6 million for public equity and $3 million for private equity.
(2)	Year to date includes $43 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Legacy ACE
	Six months ended June 30, 2015
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses) (4)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities	$1	$(5)	$(4)	$(393)	$93	$(300)	$(392)	$88	$(304)
Fixed income derivatives	28	(3)	25	—	—	—	28	(3)	25
Public equity	30	(9)	21	(6)	2	(4)	24	(7)	17
Private equity	40	(3)	37	(7)	—	(7)	33	(3)	30

Total investment portfolio	99	(20)	79	(406)	95	(311)	(307)	75	(232)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	45	—	45	—	—	—	45	—	45
Foreign exchange	(71)	12	(59)	(285)	7	(278)	(356)	19	(337)
Partially-owned entities (6)	31	(2)	29	—	—	—	31	(2)	29
Other	(6)	2	(4)	7	(2)	5	1	—	1

Net gains (losses)	$98	$(8)	$90	$(684)	$100	$(584)	$(586)	$92	$(494)

(4)	Year to date other-than-temporary impairments includes $20 million for fixed maturities and $1 million for public equities.
(5)	Year to date includes $14 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Net Gains (Losses) 2	Page 36

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

			Legacy ACE
	June 30	March 31	December 31	December 31
	2016	2016	2015	2014
Financial Debt:
Total short-term debt	$500	$500	$—	$1,150
Total long-term debt (1)	12,631	12,636	9,389	3,334

Total financial debt	$13,131	$13,136	$9,389	$4,484
Hybrid debt
Total trust preferred securities	308	308	307	307

Total	$13,439	$13,444	$9,696	$4,791

Capitalization:
Shareholders’ equity	$47,226	$45,897	$29,135	$29,587
Hybrid debt	308	308	307	307
Financial debt	13,131	13,136	9,389	4,484

Total capitalization	$60,665	$59,341	$38,831	$34,378

Leverage ratios (based on total capital)
Hybrid debt	0.5%	0.5%	0.8%	0.9%
Financial debt	21.6%	22.1%	24.2%	13.0%

Total hybrid & financial debt	22.1%	22.6%	25.0%	13.9%

Note: As of June 30, 2016, there was $0.5 billion usage of credit facilities on a total commitment of $1.5 billion.

(1)	In connection with our acquisition of The Chubb Corporation, we assumed $3.3 billion par value of Legacy Chubb’s debt, fair valued at $3.8 billion for purchase accounting purposes. This included $1 billion of junior subordinated capital securities.

Debt and Capital	Page 37

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended June 30		Six months ended June 30
	2016	2015	2016	2015
Numerator
Operating income to common shares	$1,058	$788	$2,077	$1,533
Amortization of fair value adjustment on acquired invested assets and long-term debt, pre-tax (1)	(95)	—	(178)	—
Tax benefit on amortization adjustment	29	—	53	—
Chubb integration and related expenses, pre-tax	(98)	—	(253)	—
Tax benefit on Chubb integration and related expenses	27	—	76	—
Adjusted net realized gains (losses), pre-tax	(196)	161	(615)	98
Tax (expense) benefit on adjusted net realized gains (losses)	1	(7)	5	(8)

Net income	$726	$942	$1,165	$1,623

Rollforward of Common Shares Outstanding
Shares - beginning of period	464,283,520	327,084,762	324,563,441	328,659,686
Share Issuance for Chubb Acquisition	—	—	136,950,381	—
Repurchase of shares	—	(3,650,200)	—	(6,677,663)
Shares issued, excluding option exercises	297,586	107,071	2,469,747	1,118,101
Issued for option exercises	431,874	272,648	1,029,411	714,157

Shares - end of period	465,012,980	323,814,281	465,012,980	323,814,281

Denominator
Weighted average shares outstanding	467,701,328	325,463,196	457,102,802	326,795,838
Effect of other dilutive securities	3,455,969	3,222,562	3,379,559	3,373,809

Adj. wtd. avg. shares outstanding and assumed conversions	471,157,297	328,685,758	460,482,361	330,169,647

Basic earnings per share
Operating income	$2.26	$2.42	$4.54	$4.69
Amortization of fair value adjustment on acquired invested assets and long-term debt, net of tax (1)	(0.14)	—	(0.27)	—
Chubb integration and related expenses, net of tax	(0.15)	—	(0.39)	—
Adjusted net realized gains (losses), net of tax	(0.42)	0.47	(1.33)	0.28

Net income	$1.55	$2.89	$2.55	$4.97

Diluted earnings per share
Operating income	$2.25	$2.40	$4.51	$4.64
Amortization of fair value adjustment on acquired invested assets and long-term debt(1)	(0.14)	—	(0.27)	—
Chubb integration and related expenses	(0.15)	—	(0.38)	—
Adjusted net realized gains (losses)	(0.42)	0.46	(1.33)	0.27

Net income	$1.54	$2.86	$2.53	$4.91

(1)	Related to the acquisition of the Chubb Corporation.

Earnings per share	Page 38

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	June 30	March 31	December 31	June 30
	2016	2016	2015	2015
Shareholders’ equity	$47,226	$45,897	$29,135	$29,555
Less: goodwill and other intangible assets, net of tax	20,656	20,904	5,683	5,969

Numerator for tangible book value per share	$26,570	$24,993	$23,452	$23,586

Book value - % change over prior quarter	2.9%	57.5%	0.0%	-0.5%
Tangible book value - % change over prior quarter	6.3%	6.6%	0.2%	-2.5%
Denominator	465,012,980	464,283,520	324,563,441	323,814,281

Book value per common share	$101.56	$98.85	$89.77	$91.27
Tangible book value per common share	$57.14	$53.83	$72.25	$72.84
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$45,897	$29,135	$29,127	$29,702
Operating income	1,058	1,019	780	788
Amortization of fair value adjustment on acquired invested assets and long-term debt, net of tax (1)	(66)	(59)	—	—
Chubb integration and related expenses, net of tax	(71)	(106)	(35)	—
Adjusted net realized gains (losses), net of tax	(195)	(415)	(62)	154
Net unrealized gains (losses) on the investment portfolio	706	824	(411)	(672)
Share Issuance related to acquisition of The Chubb Corp.	—	15,204	—	—
Fair value of equity awards assumed in acquisition of The Chubb Corp.	—	323	—	—
Repurchase of shares	—	—	—	(394)
Dividend declared on common shares	(323)	(314)	(218)	(217)
Cumulative translation	105	277	(133)	132
Pension liability	3	1	1	(5)
Other (2)	112	8	86	67

	$47,226	$45,897	$29,135	$29,555

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 39

Chubb Limited

Non-GAAP Financial Measures

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and operating income on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Adjusted net realized gains (losses) is a non-GAAP financial measure that excludes realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations and therefore realized gains and losses from these derivatives are reclassified to Adjusted losses and loss expenses (a non-GAAP financial measure). Adjusted losses and loss expenses include gains and losses on crop derivatives. P&C loss and loss expense ratio and P&C combined ratio (both non-GAAP financial measures) include adjusted losses and loss expenses in the ratio numerator. A reconciliation of GAAP combined ratio to P&C combined ratio is provided on page 42.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported as net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our underwriting operations as they are heavily influenced by, and fluctuate in part according to market conditions. The focus of our business is underwriting operations. Excluding results that are not underwriting related provide visibility into the effectiveness of our company pricing underwriting risks. Results based on market conditions, such as realized gains and losses from our investment portfolio, and results that are driven by unusual items, such as the size and complexity of our recent Chubb Corp acquisition and the related integration costs and purchase accounting adjustments, are not indicative measure of our effectiveness in pricing underwriting risks.

In presenting our segment income results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting adjusted losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and adjusted net realized gains (losses). P&C underwriting income is a non-GAAP financial measure which excludes the Life Insurance segment. North American Agricultural Insurance underwriting income includes gains (losses) on crop derivatives.

P&C combined ratio excluding catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The ratio numerator includes adjusted losses and loss expenses, policy acquisition costs, and administrative expenses adjusted to exclude catastrophe losses and PPD. The ratio denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected and net earned premium adjustments on loss sensitive policies. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C loss and loss expense ratio excluding the impact of catastrophe losses and PPD is a non-GAAP financial measure. The loss ratio numerator includes adjusted losses and loss expenses and excludes catastrophe losses and PPD. The loss ratio denominator includes Net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating this ratio. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C expense ratio excluding accident and health (A&H) is a non-GAAP financial measure and excludes the impact of our A&H business from our consolidated expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics are non-GAAP financial measures and comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North American Agricultural Insurance segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North American Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

International life insurance net premiums written and deposits collected, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on adjusted net realized gains (losses). The denominator excludes adjusted net realized gains (losses), before tax. We exclude adjusted net realized gains (losses) and the related tax impact because these amounts are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. Operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Tangible book value per common share is a non-GAAP financial measure and is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. A reconciliation of tangible book value per share is provided on page 39. Tangible book value per common share excluding acquisitions is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. The numerator adds back the goodwill and other intangible assets, net of tax, related to the acquisition of The Chubb Corporation in order to adjust for the distortive effect of the acquisition. In addition, we disclose per share measures that exclude the impact of foreign currency fluctuations during 2016 in order to adjust for the distortive effects of fluctuations in exchange rates.

Operating income is a non-GAAP financial measure that excludes the after-tax impact of adjusted net realized gains (losses), net realized gains (losses) included in other income (expense) related to partially owned entities, Chubb integration and related expenses, and the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. We exclude realized gains and losses because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. We also exclude Chubb integration and related expenses due to the size and complexity of this acquisition. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the on-going activities of the individual segments and are therefore excluded from our definition of segment income, as well. These integration and related expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration and related expenses facilitate the comparison of our financial results to our historical operating results. These expenses include legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition. In addition, we excluded the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015 from operating income because the operations for which the debt was issued were not part of our operating activities prior to the completion of the acquisition. Effective with the close of the Chubb acquisition (January 14, 2016), this debt was considered a cost of our operations and interest expense associated with this debt is included within operating income. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Operating income should not be viewed as a substitute for net income determined in accordance with GAAP.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets. Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired debt and the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015. We believe that excluding these items are meaningful in order to present the underlying economics of the company’s business.

We acquired Fireman’s Fund high net worth personal lines business in April 2015 and recognized as written premiums non-recurring unearned premiums reserves of $252 million. Due to the size of this non-recurring transfer, we believe that excluding this one-time benefit in 2015 will allow for comparability when assessing trends in our business. We present measures exclusive of Fireman’s Fund high net worth business and a $19 million one-time reinsurance benefit related to a modification in terms related to a ceded reinsurance contract that resulted in a reinsurance return premium. We exclude Fireman’s Fund from our 2016 and 2015 in order to show its impact on our results and to highlight the negative impact of Fireman’s Fund low retention on our business.

Reconciliation Non-GAAP	Page 40

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating income

Operating income is a common performance measure for insurance companies and is presented throughout this report.

The following table presents the reconciliation of Net income to Operating income:

						YTD	YTD	Full Year
	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	2016	2015	2015
Net income, as reported	$726	$439	$683	$528	$942	$1,165	$1,623	$2,834
Amortization of fair value adjustment on acquired invested assets and long-term debt, pre-tax (1)	(95)	(83)	—	—	—	(178)	—	—
Tax benefit on amortization adjustment	29	24	—	—	—	53		—
Chubb integration and related expenses, pre tax	(98)	(155)	(53)	(9)	—	(253)	—	(62)
Tax benefit on Chubb integration and related expenses	27	49	18	2	—	76	—	20
Adjusted net realized gains (losses)	(214)	(394)	(57)	(393)	128	(608)	39	(411)
Net realized gains (losses) related to unconsolidated entities (2)	18	(25)	(17)	25	33	(7)	59	67
Tax (expense) benefit on adjusted net realized gains (losses)	1	4	12	6	(7)	5	(8)	10

Operating income	$1,058	$1,019	$780	$897	$788	$2,077	$1,533	$3,210

(1)	Related to the acquisition of The Chubb Corporation
(2)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Operating ROE

Operating return on equity (ROE) or ROE calculated using operating income: The ROE numerator includes income adjusted to exclude after-tax adjusted net realized gains (losses), Chubb integration and related expenses, and the amortization of the fair value adjustment on acquired invested assets and long-term debt. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. In addition, for the six months ended June 30, 2016, the denominator was adjusted to account for the weighted-average impact of the $15,527 million issuance of common shares and equity awards related to the Chubb Corp acquisition on January 14, 2016 . To annualize YTD 2016 operating ROE, include the 14-day stub period adjustment in the numerator (i.e., include income from the first 14 days of January of approximately $60 million to account for the distortive impact of Q1 not having a full quarter given the acquisition close on January 14, 2016). Operating ROE is a useful measures as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

			YTD	YTD	Full Year
	2Q-16	2Q-15	2016	2015	2015
Net income	$726	$942	$1,165	$1,623	$2,834
Operating income	$1,058	$788	$2,077	$1,533	$3,210
Equity - beginning of period, as reported	$45,897	$29,702	$29,135	$29,587	$29,587
Add: weighted average impact of equity issuance (168 days)			14,333
Less: unrealized gains (losses) on investments, net of deferred tax	1,698	2,212	874	1,851	1,851

Equity - beginning of period, as adjusted	$44,199	$27,490	$42,594	$27,736	$27,736

Equity - end of period, as reported	$47,226	$29,555	$47,226	$29,555	$29,135
Less: weighted average impact of equity issuance (14 days)	—	—	1,194	—	—
Less: unrealized gains (losses) on investments, net of deferred tax	2,404	1,540	2,404	1,540	874

Equity - end of period, as adjusted	$44,822	$28,015	$43,628	$28,015	$28,261

Weighted average equity, as reported	$46,562	$29,629	$44,750	$29,571	$29,361
Weighted average equity, as adjusted	$44,511	$27,753	$43,111	$27,876	$27,999
Operating ROE	9.5%	11.4%	9.8%	11.0%	11.5%
ROE	6.2%	12.7%	5.3%	11.0%	9.7%

Reconciliation Non-GAAP 2	Page 41

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating effective tax rate

The following table presents the reconciliation of effective tax rate to the operating effective tax rate:

						YTD	YTD	Full Year
	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	2016	2015	2015
Tax expense, as reported	$155	$124	$67	$132	$143	$279	$263	$462
Tax benefit on amortization of fair value of acquired invested assets and debt (1)	(29)	(24)	—	—	—	(53)	—	—
Tax benefit on Chubb integration and related expenses	(27)	(49)	(18)	(2)	—	(76)	—	(20)
Tax expense (benefit) on adjusted net realized gains (losses)	(1)	(4)	(12)	(6)	7	(5)	8	(10)

Tax expense, adjusted	$212	$201	$97	$140	$136	$413	$255	$492

Income before tax, as reported	$881	$563	$750	$660	$1,085	$1,444	$1,886	$3,296
Less: amortization of fair value of acquired invested assets and debt (1)	(95)	(83)	—	—	—	(178)	—	—
Less: Chubb integration and related expenses	(98)	(155)	(53)	(9)	—	(253)	—	(62)
Less: adjusted realized gains (losses)	(214)	(394)	(57)	(393)	128	(608)	39	(411)
Less: realized gains (losses) related to unconsolidated entities	18	(25)	(17)	25	33	(7)	59	67

Operating income before tax	$1,270	$1,220	$877	$1,037	$924	$2,490	$1,788	$3,702

Effective tax rate	17.6%	22.1%	9.0%	20.1%	13.2%	19.3%	13.9%	14.0%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt (1)	1.1%	0.9%	—	—	—	1.0%	—	—
Adjustment for tax impact of Chubb integration and related expenses	0.9%	2.2%	1.5%	-0.1%	—	1.5%	—	0.3%
Adjustment for tax impact of adjusted net realized gains (losses)	-2.9%	-8.7%	0.6%	-6.5%	1.5%	-5.2%	0.3%	-1.0%

Operating effective tax rate	16.7%	16.5%	11.1%	13.5%	14.7%	16.6%	14.2%	13.3%

(1)	Related to the acquisition of The Chubb Corporation

P&C combined ratio

The following table presents the reconciliation of GAAP combined ratio to P&C combined ratio. The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

						YTD	YTD	Full Year
	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	2016	2015	2015
GAAP combined ratio	91.2%	90.0%	87.7%	85.8%	87.6%	90.6%	88.0%	87.3%
Impact of gains and losses on crop derivatives	0.0%	0.0%	0.0%	0.1%	0.1%	0.0%	0.0%	0.1%

P&C combined ratio	91.2%	90.0%	87.7%	85.9%	87.7%	90.6%	88.0%	87.4%

Reconciliation Non-GAAP 3	Page 42

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except share data)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Chubb integration and related expenses, net of tax

Chubb integration and related expenses is a non-GAAP financial measure and includes legal and professional fees and all other costs directly related to the integration activities of the Chubb acquisition, including the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015. We exclude Chubb integration expenses related to the Chubb acquisition from operating income due to the size and complexity of this acquisition. We exclude the pre-acquisition interest expense from operating income because the operations for which the debt was issued were not part of our operating activities prior to the completion of the acquisition. Effective with the close of the Chubb acquisition (January 14, 2016), the interest on this debt was considered a cost of our operations and is included within operating income. These integration and related expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration and related expenses facilitate the comparison of our financial results to our historical operating results. The following table presents the reconciliation of Chubb integration expenses on a GAAP basis to Chubb integration and related expenses.

						YTD	YTD	Full Year
	2Q-16	1Q-16	4Q-15	3Q-15	2Q-15	2016	2015	2015
Chubb integration expenses, net of tax	$71	$102	$16	$7	$—	$173	$—	$23
Add: pre-acquisition interest expense related to $5.3 billion senior notes, net of tax	—	4	19	—	—	4	—	19

Chubb integration and related expenses, net of tax	71	106	35	7	—	177	—	42
Tax benefit	27	49	18	2	—	76	—	20

Chubb integration and related expenses, pre- tax	$98	$155	$53	$9	$—	$253	$—	$62

As If Results

As If results presented throughout this document are prepared exclusive of purchase accounting adjustments in order to present the underlying profitability of our insurance business. We believe that excluding these adjustments provide visibility and comparability into our results. As If is defined as follows:

2016 As If results: The 2016 and 2015 As If underwriting results do not include any impact from purchase accounting adjustments. The first quarter and year to date combined company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

The following presents the reconciliation of earnings per share to earnings per share, including the 14 day stub period for YTD 2016:

	YTD		YTD
Numerator	2016	Denominator	2016
Operating income as reported	$2,077
Add: 14-day stub period income		Weighted average shares outstanding and assumed conversions	460,482,361
Underwriting income	44	Impact of shares issued in connection with Chubb Corp acquisition	10,116,378
Net investment income	45	As If adjusted weighted average shares outstanding	470,598,739
Interest expense	(9)
Income tax expense	(20)	Diluted earnings per share, including 14 day stub period

Total 14-day stub period income	60	Operating income per share	$4.54

As If operating income, including 14 day stub period	$2,137	Net income per share	$2.60

Net income as reported	$1,165
Add: 14-day stub period income from above	60

As If net income, including 14 day stub period	$1,225

Reconciliation Non-GAAP 4	Page 43

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following table presents the reconciliation of Q1 2016 As If underwriting income excluding purchase accounting adjustments and including 14 days prior to the acquisition (14 Day Stub Period) to Q1 2016 underwriting results.

		Purchase Accounting adjustments (1)		14 Day Stub Period
	Total Consolidated As If* (Excluding Purchase Accounting)	Acquisition expense elimination	UPR intangible amortization	North America Commercial P&C Insurance	North America Personal P&C Insurance	Overseas General Insurance	Global Reinsurance	Life Insurance	Corporate	Total Consolidated
Q1 2016
Net premiums written	$6,850			$519	$100	$215	$20	$1	$—	$5,995
Net premiums earned	6,988			208	109	72	—	2	—	6,597
Losses and loss expenses	3,896			127	53	42	—	—	—	3,674
Policy benefits	126			—	—	—	—	—	—	126
(Gains) losses from fair value changes in separate account assets	3			—	—	—	—	—	—	3
Policy acquisition costs	1,410	(506)		33	14	13	—	1	—	843
Amortization of acquired UPR intangible	—		570	—	—	—	—	—	—	570
Administrative expenses	836			35	13	12	—	1	3	772

Adjusted underwriting income (loss)	$717			$13	$29	$5	$—	$—	$(3)	$609

(1)	Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.

The following table presents the reconciliation of underwriting income excluding purchase accounting adjustments, as used throughout this report (As If), to Pro Forma results calculated in accordance with SEC guidance under Article 11:

					Purchase Accounting adjustments (1)
	Legacy ACE	Legacy Chubb	Accounting policy alignment (2)	As If*	Acquisition expense elimination	UPR intangible amortization	SEC Pro Forma 2015 (3)
Q1 2015
Net premiums written	$4,076	$3,106	$34	$7,216			$7,216
Net premiums earned	3,927	3,105	5	7,037			7,037
Losses and loss expenses	2,122	1,920	(1)	4,041			4,041
Policy benefits	142	—	—	142			142
(Gains) losses from fair value changes in separate account assets	(11)	—	—	(11)			(11)
Policy acquisition costs	707	626	64	1,397	(543)		854
Amortization of acquired UPR intangible	—	—	—	—		674	674
Administrative expenses	554	354	(33)	875			875

Underwriting income (loss)	$413	$205	$(25)	$593			$462

(1)	As if acquisition occurred on January 1, 2015.
(2)	Refer to the closing Form 8-K/A filed on March 24, 2016 for further information on these adjustments.
(3)	Based on SEC guidance under Article 11.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Reconciliation Non-GAAP 5	Page 44

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following presents the reconciliation of Q2 2016 As If underwriting income excluding purchase accounting adjustments to Q2 2016 underwriting results.

		Purchase Accounting adjustments (1)
	Total Consolidated As If* (Excluding Purchase Accounting)	Acquisition expense elimination	UPR intangible amortization	Total Consolidated
Q2 2016
Net premiums written	$7,639			$7,639
Net premiums earned	7,405			7,405
Losses and loss expenses	4,256			4,256
Policy benefits	146			146
(Gains) losses from fair value changes in separate account assets	(3)			(3)
Policy acquisition costs	1,494	(459)		1,035
Amortization of acquired UPR intangible	—		525	525
Administrative expenses	829			829

Adjusted underwriting income (loss)	$683			$617	(1)

(1)	Refer to page 9 for a reconciliation of underwriting income to net income. Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.

The following table presents the reconciliation of underwriting income excluding purchase accounting adjustments, as used throughout this report (As If), to Pro Forma results calculated in accordance with SEC guidance under Article 11:

					Purchase Accounting adjustments (1)
	Legacy ACE	Legacy Chubb	Accounting policy alignment (2)	As If*	Acquisition expense elimination	UPR intangible amortization	SEC Pro Forma 2015 (3)
Q2 2015
Net premiums written	$4,784	$3,309	$15	$8,108			$8,108
Net premiums earned	4,360	3,133	10	7,503			7,503
Losses and loss expenses	2,419	1,707	(8)	4,118			4,118
Policy benefits	153	—	—	153			153
(Gains) losses from fair value changes in separate account assets	(6)	—	—	(6)			(6)
Policy acquisition costs	727	652	77	1,456	(395)		1,061
Amortization of acquired UPR intangible	—	—	—	—		489	489
Administrative expenses	578	346	(50)	874			874

Underwriting income (loss)	$489	$428	$(9)	$908			$814

(1)	As if acquisition occurred on January 1, 2015. Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.
(2)	Refer to the closing Form 8-K/A filed on March 24, 2016 for further information on these adjustments.
(3)	Based on SEC guidance under Article 11.

*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Reconciliation Non-GAAP 6	Page 45

Chubb Limited

Non-GAAP Financial Measures - 7

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following presents the reconciliation of YTD 2016 As If underwriting income excluding purchase accounting adjustments and including 14 days prior to the acquisition (14 Day Stub Period) to YTD 2016 as reported underwriting results.

		Purchase Accounting adjustments (1)		14 Day Stub Period
	Total Consolidated As If* (Excluding Purchase Accounting)	Acquisition expense elimination	UPR intangible amortization	North America Commercial P&C Insurance	North America Personal P&C Insurance	Overseas General Insurance	Global Reinsurance	Life Insurance	Corporate	Total Consolidated
Q2 YTD 2016
Net premiums written	$14,489			$519	$100	$215	$20	$1	$—	$13,634
Net premiums earned	14,393			208	109	72	—	2	—	14,002
Losses and loss expenses	8,152			127	53	42	—	—	—	7,930
Policy benefits	272			—	—	—	—	—	—	272
(Gains) losses from fair value changes in separate account assets	—			—	—	—	—	—	—	—
Policy acquisition costs	2,904	(965)		33	14	13	—	1	—	1,878
Amortization of acquired UPR intangible	—		1,095	—	—	—	—	—	—	1,095
Administrative expenses	1,665			35	13	12	—	1	3	1,601

Adjusted underwriting income (loss)	$1,400			$13	$29	$5	$—	$—	$(3)	$1,226	(1)

(1)	Refer to page 11 for a reconciliation of underwriting income to net income. Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.

The following table presents the reconciliation of underwriting income excluding purchase accounting adjustments, as used throughout this report (“As If”), to Pro Forma results calculated in accordance with SEC guidance under Article 11:

					Purchase Accounting adjustments (1)
	Legacy ACE	Legacy Chubb	Accounting policy alignment (2)	As If*	Acquisition expense elimination	UPR intangible amortization	SEC Pro Forma 2015 (3)
Six months ended June 30, 2015
Net premiums written	$8,860	$6,415	$49	$15,324			$15,324
Net premiums earned	8,287	6,238	15	14,540			14,540
Losses and loss expenses	4,541	3,627	(9)	8,159			8,159
Policy benefits	295	—	—	295			295
(Gains) losses from fair value changes in separate account assets	(17)	—	—	(17)			(17)
Policy acquisition costs	1,434	1,278	141	2,853	(938)		1,915
Amortization of acquired UPR intangible	—	—	—	—		1,163	1,163
Administrative expenses	1,132	700	(83)	1,749			1,749

Underwriting income (loss)	$902	$633	$(34)	$1,501			$1,276

(1)	As if acquisition occurred on January 1, 2015. Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.
(2)	Refer to the closing Form 8-K/A filed on March 24, 2016 for further information on these adjustments.
(3)	Based on SEC guidance under Article 11.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and YTD 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Reconciliation Non-GAAP 7	Page 46

Chubb Limited

Non-GAAP Financial Measures - 8

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following tables present the reconciliation of combined company underwriting income (“As If”) used throughout this report to Pro Forma results calculated in accordance with SEC guidance under Article 11:

					Purchase Accounting adjustments (1)
	Legacy ACE	Legacy Chubb	Accounting policy alignment (2)	As If*	Acquisition expense elimination	UPR intangible amortization	SEC Pro Forma 2015 (3)
Q3 2015
Net premiums written	$4,709	$3,171	$10	$7,890			$7,890
Net premiums earned	4,719	3,166	18	7,903			7,903
Losses and loss expenses	2,647	1,633	19	4,299			4,299
Policy benefits	89	—	—	89			89
(Gains) losses from fair value changes in separate account assets	49	—	—	49			49
Policy acquisition costs	771	663	71	1,505	(247)		1,258
Amortization of acquired UPR intangible	—	—	—	—		288	288
Administrative expenses	568	345	(57)	856			856

Underwriting income (loss)	$595	$525	$(15)	$1,105			$1,064

					Purchase Accounting adjustments (1)
	Legacy ACE	Legacy Chubb	Accounting policy alignment (2)	As If*	Acquisition expense elimination	UPR intangible amortization	SEC Pro Forma 2015 (3)
Nine months ended September 30, 2015
Net premiums written	$13,569	$9,586	$59	$23,214			$23,214
Net premiums earned	13,006	9,404	33	22,443			22,443
Losses and loss expenses	7,188	5,260	10	12,458			12,458
Policy benefits	384	—	—	384			384
(Gains) losses from fair value changes in separate account assets	32	—	—	32			32
Policy acquisition costs	2,205	1,941	212	4,358	(1,185)		3,173
Amortization of acquired UPR intangible	—	—	—	—		1,451	1,451
Administrative expenses	1,700	1,045	(140)	2,605			2,605

Underwriting income (loss)	$1,497	$1,158	$(49)	$2,606			$2,340

(1)	As if acquisition occurred on January 1, 2015. Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.
(2)	Refer to the closing Form 8-K/A filed on March 24, 2016 for further information on these adjustments.
(3)	Based on SEC guidance under Article 11.
*	2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Reconciliation Non-GAAP 8	Page 47

Chubb Limited

Non-GAAP Financial Measures - 9

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following tables present the reconciliation of combined company underwriting income (“As If”) used throughout this report to Pro Forma results calculated in accordance with SEC guidance under Article 11:

					Purchase Accounting adjustments (1)
	Legacy ACE	Legacy Chubb	Accounting policy alignment (2)	As If*	Acquisition expense elimination	UPR intangible amortization	SEC Pro Forma 2015 (3)
Q4 2015
Net premiums written	$4,144	$3,047	$18	$7,209			$7,209
Net premiums earned	4,207	3,114	22	7,343			7,343
Losses and loss expenses	2,305	1,693	8	4,006			4,006
Policy benefits	159	—	—	159			159
(Gains) losses from fair value changes in separate account assets	(13)	—	—	(13)			(13)
Policy acquisition costs	736	652	80	1,468	(99)		1,369
Amortization of acquired UPR intangible	—	—	—	—		99	99
Administrative expenses	570	334	(44)	860			860

Underwriting income (loss)	$450	$435	$(22)	$863			$863

					Purchase Accounting adjustments (1)
	Legacy ACE	Legacy Chubb	Accounting policy alignment (2)	As If*	Acquisition expense elimination	UPR intangible amortization	SEC Pro Forma 2015 (3)
Full Year 2015
Net premiums written	$17,713	$12,633	$77	$30,423			$30,423
Net premiums earned	17,213	12,518	55	29,786			29,786
Losses and loss expenses	9,493	6,953	18	16,464			16,464
Policy benefits	543	—	—	543			543
(Gains) losses from fair value changes in separate account assets	19	—	—	19			19
Policy acquisition costs	2,941	2,593	292	5,826	(1,284)		4,542
Amortization of acquired UPR intangible	—	—	—	—		1,550	1,550
Administrative expenses	2,270	1,379	(184)	3,465			3,465

Underwriting income (loss)	$1,947	$1,593	$(71)	$3,469			$3,203

(1)	As if acquisition occurred on January 1, 2015. Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.
(2)	Refer to the closing Form 8-K/A filed on March 24, 2016 for further information on these adjustments.
(3)	Based on SEC guidance under Article 11.
*	2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Reconciliation Non-GAAP 9	Page 48

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business.

Operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses) divided by income excluding adjusted net realized gains (losses) before tax.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

NM: Not meaningful.

Chubb integration and related expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb acquisition including the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015. The pre-acquisition interest expense is included in operating income subsequent to January 14th, 2016, the date of the acquisition close. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Glossary	Page 49